EQUITY INVESTMENT AND JOINT DEVELOPMENT AGREEMENT
项目投资合作开发协议

EQUITY INVESTMENT AND JOINT DEVELOPMENT AGREEMENT (this "Agreement") made as of October 31, 2014 between Aina Le'a, Inc., a Delaware Corporation (the "Company"), and Shanghai Zhongyou Real Estate Group, a Chinese company(the "Purchaser").

本项目投资合作开发协议（"本协议"）于2014年10月31日，由Aina Le'a有限公司（一家于美国特拉华州注册之公司，简称"本公司"）和上海中优房地产集团有限公司（"购买人"），一家于中华人民共和国注册成立之公司，双方合意签订。

W I T N E S S E T H:
依照本协定的条款规定
作证如下：

WHEREAS, the Company is conducting a private offering (the "Offering") consisting of 2,000,000 (subject to adjustment for accrued interest as described herein) shares of the Company's authorized but not issued, common stock (the "Common Stock" or the "Securities") at a price of $12.50 (all sums herein are in US Dollars) per share;

鉴于，本公司目前正在非公开发行200万股（根据本协议所述应计利息调整）已授权但未发行、且目前未经注册之普通股（以下简称"普通股"或"证券"），发行价为12.5美元/股（本协议项下的所有数额均以美元为单位）；

WHEREAS, the shares are being offered to Purchaser as an "accredited investor" (as that term is defined by Rule 501(a) of Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

鉴于，上述股票仅针对作为"合格投资人"所定义之购买人发行，"合格投资人"定义见美国证券交易委员会（"SEC"）在《1933年证券法》（修订案）基础上所制定的规则D第501（a）款；

WHEREAS, the Company and Purchaser are executing and delivering this agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC under the Securities Act;

鉴于，公司和购买人根据《1933年证券法》（修订案）第4(a)(2)款和美国证券交易委员会（"SEC"）在《1933年证券法》（修订案）基础上所制定之规则D第506条下的豁免规定签署和交换本协议；

WHEREAS the subscription for the Securities will be made in accordance with and subject to the terms and conditions of the Subscription Agreement; and

鉴于，上述股票的认购根据并受《认购协议》所载之条款和条件的约束进行。

WHEREAS, the Purchaser desires to purchase 1,280,000 shares of the Offering and have an option to acquire the remaining 720,000(subject to adjustment upward for accrued interest) shares of the Offering through a convertible debt instrument;

鉴于，购买人愿意购买上述发行所出售的128万股的公司普通股以及购买人可以通过可转换债务文件选择获得发行所剩余的72万股（根据上述应计利息调整）。

WHEREAS, the Company desires to borrow the sum of $9,000,000 from Purchaser, to be evidenced by the Company's promissory Note and secured by the Company's interest in the Mortgaged Land (as defined below), and Purchaser is willing to make such loan conditioned upon it being convertible into 720,000 (subject to adjustment upward for accrued interest)shares of the Common Stock at $12.50 per share (a "Convertible Debt Instrument"); and

鉴于，公司希望从购买人处借款 900 万美元，以公司出具的借据作为证据并以抵押土地（参见如下定义）上的利益作为担保，购买人愿意贷款，条件是上述贷款按照每股 12.5 美元的价格转换成 72 万股（根据上述应计利息调整）的公司普通股（“可转换债务文件”）。

WHEREAS, the Purchaser is making the investments contemplated hereunder out of its good faith commitment to assisting the Company in the resolution of its liquidity, operation, and other challenges, based on the Company's representations, warranties, covenants and undertakings set forth herein;

鉴于，购买人在本协议项下，基于诚信承诺并依据公司作出的上述陈述、保证、契约和承诺作出投资，帮助公司解决其流动资金、经营和其他方面问题：

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

有鉴于此，并考虑到双方达成的下述保证与承诺，缔约双方协议如下：

I. SUBSCRIPTION FOR SECURITIES

证券的认购

1.1(a) Subject to the terms and conditions hereinafter set forth, the Purchaser hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Purchaser, 1,280,000 shares of the Company's common stock par value $0.001 per share at a price of $12.50 per share, along with the right to acquire the remaining 720,000 (subject to adjustment upward for accrued interest) shares of the Offering through a convertible debt instrument, the main terms of which are set forth in Article V below.

根据本协议所载条款和条件，购买人在此认购并同意从公司购买，且公司同意向购买人出售 128 万股每股面值为 0.001 美元的公司普通股，收购价为 12.50 美元/股，以及有权通过可转换债务文件（主要条款参见下述第 5 条）获得发行所剩余的 72 万股（根据上述应计利息调整）。

(b) On the Closing Date, the purchase price for the 1,280,000 shares shall be payable by wire transfer of $16,000,000 which to be held in escrow until the conditions set forth in Section 4.5. below are achieved, to Old Republic National Title Insurance Company (the "Escrow Agent") as set forth in Exhibit E hereto.

在交割日，128 万股股票认购款 1600 万美元应通过电汇形式支付至托管代理人老共和国全国产权保险公司如附件 E 所述的账户，直至满足下述第 4.5 条所载之条件。

(c) On the Closing Date and concurrent with delivery of the $16,000,000, an additional $9,000,000 shall be delivered to the Escrow Agent by wire transfer on the terms and subject to the conditions contained herein; provided that, notwithstanding anything herein to the contrary, the funding of such additional $9,000,000 may occur on a later date to the extent necessary to complete relevant Chinese governmental approval requirements (which are different for convertible debt instruments as opposed to equity purchases). If, by December 18, 2014 (further extendable through mutual consent of the parties on a good faith basis as may be needed to obtain all Chinese governmental approvals), Purchaser has not delivered the additional $9,000,000 to the Escrow Agent together with the authorization to release such funds to Company in accordance with the terms hereof, Company may terminate this Agreement, instruct the Escrow Agent to return all funds to Purchaser, and upon such return, neither party shall have any liability or benefit hereunder.

根据本协议所载条款及条件，在交割日，与支付 1600 万美元同时，额外 900 万美元应通过电汇支付给托管代理人：不论本协议中的相反规定，上述额外的 900 万美元可能在稍后日期发生，用以完成必要的相关中国政府的审批要求（股权购买与可转换债务审批规定不同）。如果到 2014 年 12 月 18 日（该日期可由协议双方根据取得中国政府审批的需要在善意协商的基础上共同同意延长），购买人尚未根据本协议内容交付额外 900 万美元至托管代理人，并且没有同时授权公司发放上述款项，公司有权终止协议，指令托管代理人归还购买人所有款项，一旦归还上述款项，任何一方无任何责任或者利益。

(d) All escrow arrangements and documents shall be reasonably satisfactory to the Purchaser and shall be at the cost of the Company.

所有的托管安排和文件需使得购买人合理满意，并且由公司承担相关费用。

1.2 The Purchaser understands acknowledges and agrees that, except as otherwise set forth herein or otherwise required by law, the Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Purchaser hereunder and that this Agreement and such other agreements shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

购买人了解、确认并同意，除本协议规定或按法律规定外，购买人无权取消、终止或撤销本协议或购买人据此签署之任何协议，即使购买人死亡或残废，本协议和该类其他协议均应有效，且有利于本协议双方及其继承者、继承者、遗嘱执行人、遗产管理人、继任者、法定代表人及其他受让人，并对其均具有约束力。

II. REPRESENTATIONS BY PURCHASER
购买人的陈述

Purchaser hereby represents and warrants to the Company that Purchaser's representations in the Subscription Agreement, in the form attached as Exhibit A hereto, entered into in connection with this Agreement are true and correct as of the date hereof.

购买人在此向公司陈述并保证，购买人根据本协议所签署之附件 A 形式的认购协议中所作出的陈述和声明均真实、准确。

III. REPRESENTATIONS BY AND COVENANTS OF THE COMPANY
公司的陈述和保证

The Company hereby represents and warrants to the Purchaser , as of the date hereof and as of the Closing Date, that:

公司在本协议所载日期及交割日期向购买人作出如下陈述和保证：

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. The Company, is not in violation of any of the provisions of its articles of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Charter Documents (as defined below). The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Agreement, (ii) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of the Company taken as a whole, or (iii) material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under this Agreement, the Subscription Agreement, and all exhibits, supplements and schedules thereto, as such may be amended from time to time (collectively the "Transaction Documents") (any of (i), (ii) or (iii), a "Material Adverse Effect").

组织、合法持续性和合法资格　公司根据特拉华州法律合法成立，是一家有效存续并经营良好的公司，拥有持有、出租和操作其财产和资产，并进行合法商业运作之完全权利。公司没有违反其公司章程、规章或其他组织或章程性文件的任何规定，包括但不限于章程性文件（定义如下）。公司作为一家外国企业在其每个有商业行为和资产的管辖区内有合法资格进行经营并具有良好的经营持续性，除了若公司不能在这些区域内有合法资格经营或保持良好经营持续性，视情况而定，也不会导致直接或间接地（i）对其任何证券和/或本协议之合法性、有效性或可执行性产生重大不良影响；（ii）整体上对公司经营结果、资产、业务、状况（财务及其他状况）或前景产生重大不良影响；或（iii）对公司按时在重大方面履行其在本协议、认购协议和所有相关之附件、补充协议文件和附录（且该类协议可能随时进行修订和修改）（统称"交易文件"）下之义务的能力产生重大不良影响（以上(i)、(ii) 或 (iii)条中任何一条均视为"重大不良影响"）外。

3.2 Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as set forth in Schedule 3.2 hereto and all issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. Except as set forth in Schedule 3.2 hereto, (i) there are no outstanding securities of the Company which contain any preemptive, redemption or similar provisions, nor is any holder of securities of the Company entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (ii) the Company has no stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement except as set forth on Schedule 3.2; and (iii) except as set forth in Schedule 3.2 there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of the Company or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue any shares of capital stock of the Company , or securities or rights convertible or exchangeable into shares of capital stock of the Company. Except as set forth in Schedule 3.2 and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company's Charter Documents (as defined below) or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound. All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, free and clear of any mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, "Encumbrances"). All of such outstanding capital stock has been issued in compliance with applicable federal and state securities laws. The issuance and sale of the Securities as contemplated hereby will not obligate the Company to issue shares of Common Stock or other securities to any other person (other than the Purchaser), and except as set forth in Schedule 3.2 will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. The Company is not a party to any outstanding stockholder purchase rights and does not have a "poison pill" or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

股本和表决权　公司授权和发行流通的股票件本协议附件 3.2，且公司所有发行流通的股票均有效发行、足额付款且无增缴义务。除本协议附件 3.2 所载之外，（i）不存在载有优先购股、回购或类似条款的公司流通股，或基于上述"交易文件"与公司达成任何协议或谅解导致产生任何公司证券持有人获得持有任何优先购股、回购权的情形，并且不存在导致公司要或可能一定要回购公司证券的合同、承诺、谅解、协议或安排；（ii）除本协议附件 3.2 所载外，公司无任何股票增值权或"虚拟股票"计划或协议或任何类似计划或协议；（iii）除本协议附件 3.2 所载外，公司无任何流通期权、认购权证、协议、可转换证券、可用于认购或购买或收购公司任何股票的优先权或其它权利，并且也不存在任何公司可据此发行或可能发行公司股票、或可转换或交换为公司股票之任何证券或权利的合同、承诺、协议或其它安排。除除本协议附件 3.2 所载或按法律规定外，对于公司股票的表决权或按公司章程性文件（定义如下）或其它管辖文件或任何公司作为协议方签署或对其具有约束力的任何协议或其它文件所载进行股票转让均无任何限制性规定。公司所有已发行之流通股均有效发行、足额付款且无增缴义务，不设有任何抵押、质押、留置、索偿、权利障碍或其它限制（统称"权利障碍"）。所有流通股票均已按可适用之联邦和州证券法的规定发行。本协议所载之证券的发行与销售将不会导致公司承担向除购买人外的任何其他人发行公司普通股或其它证券的义务，且除本协议附件 3.2 所载外，也将不会导致对任何流通股的行权、转换、交换或价格重置作出调整。公司并不赋予公司股东购股权，并且，公司也没有任何在出现特定事件时赋予任何人购买公司股本权益的"毒丸"计划或类似安排。

3.3 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, including, but not limited to Transaction Documents and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement and the Transaction Documents by the Company; and (b) authorization, sale, issuance and delivery of the Securities and the performance of the Company's obligations under this Agreement and the Transaction Documents has been taken. This Agreement and the Transaction Documents have been duly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to

laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances other than restrictions on transfer provided for in the Transaction Documents. Except as set forth on Schedule 3.3 hereto, the issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person other than the Purchasers.

授权和执行 公司具有签署、履行和交付本协议及与本协议所载交易相关由公司签署之任何其他协议、文件、契约及证明等，包括但不限于交易文件，所必需之权利、权力和授权，且具有完全履行该类协议及文件下义务的权利、权力和授权。公司及其董事股东均已作出相关必要的公司行动：（a）公司已授权、签署、交付和履行本协议及交易文件；（b）证券的授权、出售、发行及交付和公司按本协议及交易文件规定履行义务。本协议及交易文件经公司合法签署和交付，且每个文件均构成对公司具有约束力的合法有效文件，按各自期限对公司具有强制执行力，并受相关破产、解算及债务人救济等普遍法律条款的约束，且受有关强制执行、禁令性救济或其他衡平法救济。以上所载证券均有效发行，并且自该类证券案可适用之交易文件的规定发行并缴付，即视为合法和有效发行、足额付款且无增缴义务，并无任何其他权利障碍，除交易文件中所载的关于转让方面的限制外。除本协议附件 3.3 所载规定外，本协议所载之证券的发行和销售将不会导致除购买人外的其他任何人拥有任何优先权或优先购买权。

3.4 No Conflict; Governmental Consents.
无冲突；政府同意

(a) The execution and delivery by the Company of this Agreement and the Transaction Documents, the issuance and sale of the Securities and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company or any of its assets is bound including without limitation all foreign, federal, state and local laws applicable to its business or any of its assets and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect, (ii) conflict with or violate any provision of the Company's Articles of Incorporation (the "Articles"), as amended or the Bylaws, (and collectively with the Articles, the "Charter Documents") of the Company, and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which any of them is bound or to which any of their respective properties or assets is subject, nor result in the creation or imposition of any Encumbrances upon any of the properties or assets of the Company.

公司签署和送达本协议和交易文件，本协议所载之证券的发行与销售及其他相关交易的完成没有也不会（i）违反任何法律、法规、规则、条例、命令、法令、禁令或任何法院或政府机构的判决或裁定，包括但不限于所有可适用其业务经营或者公司任何资产的外国、联邦、州和地方法律以及影响环境的所有该类法律，除在每种情形下可能不会或可合理预见不会导致重大不利影响外，（ii）违反公司章程及其修订或规章制度（以下"章程性文件"）的任何条款，或构成与其冲突，（iii）与公司为一方当事人、或对公司或其资产或财产具有约束力之任何协议、信贷安排、租赁、贷款协议、抵押贷款、担保协议、信托契约或其他协议或契约相冲突或导致对任何该类文件条款的重大违反或违约，或构成（无论是否适当发出通知或是否时效终止或两者情形下）违约或会给予他人任何终止、修改、加速或取消（无论是否适当发出通知或是否时效终止或两者情形下）上述法律文件的权利，也不会导致公司或其任何财产上创造或附加权利负担或障碍。

(b) No approval by the holders of Common Stock or other equity securities of the Company is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities except as has been previously obtained.

除之前已获得之同意和批准外，公司已获得就与本协议及其他交易文件的授权、签署、交付和履行或与证券的授权、发行和销售相关而所需之公司普通股或其它权益证券持有人之同意。

(c) No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities except such post-sale filings as may be required to be made with the SEC and with any state securities regulatory authority, all of which shall be made when required.

公司已获得就与本协议及其他交易文件的授权、签署、交付和履行或与证券的授权、发行和销售相关而所需之相关政府机构或任何其他人之同意、批准、授权或命令，除证券销售后须向证券管理委员会及州证券管理机构提交申报外，所有均已按要求获得和执行。

3.5 Consents of Third Parties. No vote, approval or consent of any holder of capital stock of the Company or any other third parties is required or necessary to be obtained by the Company in connection with the authorization, execution, deliver and performance of this Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities except as previously obtained, each of which is in full force and effect.

第三方同意 公司无需就本协议及交易文件的授权、签署、交付和履行或与证券的授权、发行和销售相关而获得公司股票持有人或任何第三方的表决、同意或批准。

3.6 Financial Statements. The financial statements of the Company delivered to Purchaser comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis.

财务报表 公司向购买人交付的财务报表在重大方面均符合可适用之会计标准，并且在其提交 SEC 申报时已符合 SEC 的相关规定和要求。该类财务报表均根据美国一般公认会计原则而编制。

3.7 Licenses. The Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its businesses or ownership of properties and are in all material respects in compliance therewith.

许可 公司具有目前进行业务运营，拥有其资产和财产所需的许可、批准及其他政府授权，并且在重大方面均合规。

3.8 Litigation. Except as set forth on Schedule 3.8, the Company knows of no pending or threatened legal, arbitral or governmental proceedings against the Company or any of its assets which could materially adversely affect the business, property, financial condition or operations of the Company, taken as a whole, or which materially and adversely questions the validity of this Agreement or the other Transaction Documents or the right of the Company to enter into this Agreement and the other Transaction Documents, or to perform its obligations hereunder and thereunder. Except as set forth on Schedule 3.8, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality or arbitration tribunal which could materially adversely affect the business, property, financial condition or operations of the Company taken as a whole. Except as set forth on Schedule 3.8, there is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate. Neither the Company, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company's knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.

法律诉讼 除附件 3.8 所载外， 据公司所知，不存在任何针对公司或其资产的、可能整体上对其业务、资产、财务状况或公司运营、或对本协议或其他交易文件的有效性、或公司签署本协议和其他交易文件的权利或履行该类文件下之义务产生重大不利影响的未决诉讼或可预见的法律、仲裁或政府程序，除附件 3.8 所载外，公司不是任何命令、法令、禁令或任何法院或政府机构或仲裁庭的判决或裁定中的一方当事人或受该类命令、法令、禁令判决或裁定约束，且该类命令、法令、禁令判决或裁定可能整体上对其

业务、资产、财务状况或公司运营产生重大不利影响。除附件 3.8 所载外，不存在任何由公司发起的或计划发起的任何未决的法律诉讼、法律程序或调查程序，或任何提交仲裁的争议。公司，且其董事或高管均不未涉及或未曾涉及因任何有关违反联邦或州证券法规定或违反信托责任而涉入任何诉讼，而成为诉讼主体的记录。目前，且据公司所知，公司或其现任或历任董事或高管均为涉及或可能涉及 SEC 的任何未决调查程序。

3.9 Compliance. Except as set forth on Schedule 3.9, the Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is not and has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to zoning, engineering, construction, securities, taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

合规 除附件 3.9 所载外，公司（i）没有违反（没有发生未作出弃权的情况，经适当发出通知或发生时效终止或两者的情形下，会导致公司违反本协议下义务），公司也没有收到类似说明其违反本协议或其作为当事人一方或其资产受其约束之任何契约、贷款或信贷协议（无论是否对该违约作出弃权）的情况；（ii）没有违反任何法庭、仲裁庭或政府机构所作之判决、法令或命令；或（iii）目前没有违反且未曾违反任何政府机构的法规、规则、法令或条例，包括但不限于所有外国、联邦、州及地方关于区域规划、工程、建筑、证券、税收、环境保护、职业健康和安全、产品质量和安全、就业和劳动问题的法律，除在某些情形下可能不会或合理预计不会导致重大不利影响外。

3.10 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

投资公司 公司不属于《1940 年投资公司法》（修正案）中所定义及 SEC 规则和条例所规定的"投资公司"范畴。

3.11 Brokers and Finders. Except as set forth in Schedule 3.11,each of the parties hereto represents and warrants to the other that it has not employed or retained any broker or finder in connection with the transactions contemplated by this Agreement nor has it had any dealings with any person which may entitle that person to a fee or commission from any other party hereto. Each of the parties shall indemnify and hold the other harmless for, from and against any claim, demand or damages whatsoever by virtue of any arrangement or commitment made by it with or to any person that may entitle such person to any fee or commission from the other parties to this Agreement.

经纪人和中间人 除附表 3.11 载明内容之外，任一方均向对方陈述和保证，其没有就本协议所载交易而雇佣任何经纪人或中间人，并且，也没有与任何人达成交易从而使其获得任一方的报酬或佣金。任一方均同意补偿对方并保证其免受因其所作之任何安排或承诺导致其遭受任何申索、要求或损害，或基于此导致任何人获得报酬或佣金而进行补偿。

3.12 Intellectual Property; Employees.
知识产权；雇员

(a) The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Except as disclosed on Schedule 3.14, there are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property Rights, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights

and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any Intellectual Property Rights of any other person or entity. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

公司拥有进行现有及未来拟进行之业务运营所需之所有相关专利、商标、服务商标、商品名称、版权、商业机密、许可、信息的合法权利及其他专有权利和程序，并且不存在任何已知的、可能会导致重大不利影响的侵权情形（统称“知识产权”）。除附件 3.14 所载外，不存在任何关于知识产权的重大期权、授权或协议，也不存在任何对公司具有约束力或以其为一方当事人的、相关专利、商标、服务商标、商品名称、版权、商业机密、许可、信息的合法权利及其他专有权利和程序的重大期权、授权或协议，由于购买“现成品”或标准产品而拥有的许可或协议除外。公司未收到任何关于公司违反或其目前或拟进行之业务运营可能会对任何其他人或实体的知识产权构成侵权的书面通知。公司已经采取了合理安全措施保护商业机密及其知识产权，除了未能这样做可能会单独或整体上产生重大不利影响。

(b) The Company is not aware that any of its executive officers is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court, administrative agency or arbitration tribunal, that would interfere with his or her duties to the Company or that would conflict with the Company's business as presently conducted.

据公司所知，没有任何高管拥有任何合同（包括任何类型的授权协议、契约或承诺）或其他协议下的义务，也不受任何法院、管理机构或仲裁庭的判决、法令或命令的约束，而这些义务和约束可能会对其履行公司义务具有影响，或可能会与公司目前的业务产生冲突。

(c) The Company is not aware that any of its executive officers intends to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any executive officer.

据公司所知，没有任何高管打算终止与公司的劳动合同关系，并且，公司目前也没有打算终止与任何高管之间签订的劳动合同。

(d) Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as presently conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument between any employee and the Company.

协议的签署或交付，公司雇员开展公司业务、及公司开展目前所运营之业务，据公司所知，均未构成对雇员及公司之间签署之合同、契约或协议条款、条件的违反，或产生冲突。

3.13 Title to Real Property; Liens, Etc. The Company, as to a 85.29179% undivided interest; and 435 individual investors (as listed in Schedule 3.13), as to accumulative 14.70821% undivided interests, have record title to Lot D-1-B-1 consisting of 23.514 acres, in each case subject to no Encumbrances. The Company, as to a 4.15412% undivided interest; and "HRD Services, Ltd.", a Marshall Islands Company, as trustee under that certain unrecorded Aina Le'a Land Trust Agreement For Aina Le'a Land Trust No. 1 (the "Land Trust"), as amended and completely restated by unrecorded instrument dated July 7, 2011,as the same shall hereafter be further amended and/or restated from time to time, as to a 95.84588% undivided interest, has record title to Lot D-1-B-2 consisting of 37.908 acres, in each case subject to no Encumbrances, other than a certain $2,200,000 note owed to Bridge Capital, LLC, and as set forth on a preliminary title report issued by Old Republic Title dated September 23, 2014, which shall be paid in full at Close from the $9,000,000 loan. The Company has good and marketable title to the personal property owned by it.

地产产权；抵押权等　公司拥有 42.5434%未分割权益及 435 名个人投资者（参见附表 3.13），针对累计占 14.70821%的未分割权益，公司已完成对占地面积 23.514 英亩地块 D-1-B-1 的产权登记，上述任何一项内容均不存在权利负担和障碍。针对 4.15412%的未分割权益，公司以及 HRD 服务有限公司，一家于马绍尔群岛公司成立之有限公司，作为 Aina Le'a 第一号土地信托（简称“土地信托”）未登记之土地信

托协议项下的信托人，于 2011 年 7 月 7 日经未登记文件进行修订和重申，同样将会随时进行进一步修订以及/或重申。针对 95.84588%的未分割权益，公司已经完成对占地面积 37.908 英亩地块 D-1-B-2 的产权登记，上述每个地块均不存在任何权利负担和障碍。除欠 Bridge Capital, LLC 220 万美元款项的贷款借据外，以及载于由老共和国全国产权公司于 2014 年 9 月 23 日签发之初步产权报告中，要求在交易日应当用 900 万美元贷款全部支付上述欠款。公司持有良好可转让的动产产权。

3.14 Material Changes. Except as set forth in Schedule 3.14, since the date of the latest audited financial statements, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to generally accepted accounting principles or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities or options therefor to any officer, director or affiliate or any other person, except as disclosed on Schedule 3.14.

重大变化 除附件 3.14 所载外，根据最新的经审计的财务报表显示，（i）没有发生已经或预期可能会导致重大不利变化的事件或进展，（ii）公司没有发生任何债务（或有或其他），除(A)在正常业务运营过程中发生应付货款、应计费用和其它债务外，(B)根据一般公认会计准则无需在财务报表中披露或提交 SEC 申报之文件中进行披露的债务，（iii）公司未变更其会计方法或财务审计，（iv）公司未宣布向股东发放股利或现金或其他财产分配，或购买、回购或签署协议购买、回购股本，（v）公司未向其高管、董事、附属人或任何其他人发行任何股本证券或购股权，除附表 3.14 披露外。

3.15 Sarbanes-Oxley. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

《萨班斯-奥克斯利法案》 公司符合 2002 年《萨班斯-奥克斯利法案》（修订版）及其相关规则和条例的要求，除非对该法案的不合规可能不会或合理预期可能不会导致产生重大不利影响。

3.16 No General Solicitation. None of the Company, any of its affiliates, and any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

无大范围劝诱 公司或其附属人及代表人均未就本协议所载证券的发行或销售参与任何形式的向大众进行"大范围劝诱和做广告"的情况（定义见规则 D）。

3.17 No Integrated Offering. Assuming the accuracy of the Purchaser representations and warranties set forth in Article I hereunder, none of the Company, any of its affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or that is likely to cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its affiliates and any person acting on their behalf, have taken any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

无整合发行 假设第一条所载之购买人的陈述与保证真实准确，公司及其附属人和任何代表人均没有，直接或间接地，在依证券法规定注册登记股票或按证券法或任何可适用之股东批准条款，包括但不限于依据任何交易所或自动报价系统的规则和条例的规定与公司历史发行交易整合发行的情形下发行或销售任何股票或发出该类邀约邀请。公司及其附属人和任何代表人均没有采取以上所载之、可能需要依据证券法规定注册登记股票或促使证券整合发行销售的行动或措施。

3.18 Taxes. The Company has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by and all such returns are true and correct in all material respects, except for such failures to file which could not reasonably be expected to have a Material Adverse Effect. The Company's tax returns are currently under review by its accountants. The Company has properly accrued all taxes required to be accrued and/or paid, except where the failure to accrue would not have a Material Adverse Effect. To the knowledge of the Company, the tax returns of the Company are not currently being audited by any state, local or federal authorities. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency. The Company has set aside on its books adequate provision for the payment of any unpaid taxes except where not reasonably expected to have a Material Adverse Effect.

税款 公司已经向所有美国联邦、州、地方及外国税务机构提交了所需提交的纳税申报表，并且该纳税申报表在所有重大方面均真实准确，除非未能提供预期可能不会导致重大不利影响。目前公司的纳税申报表正在由其会计师进行审查。公司已适当计算所需应计或支付的所有税款，除非未能这样做预期可能不会导致重大不利影响。据公司所知，公司的纳税申报事宜未经任何州、地方或联邦机构的审计。公司没有作出纳税诉讼时效方面的弃权，也没有同意延长税收评估或争议税款的时间。公司已经在账簿上作出充足的准备用于缴付未付的税款，除非未能这样做预期可能不会导致重大不利影响。

3.19 Registration Rights. Except as set forth on Schedule 3.19, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company, including but not limited to the Shares.

注册登记权 除附件 3.19 所载外，任何人均无权促使公司依证券法的规定进行公司证券的登记和注册，包括但不限本协议所载之股票。

3.20 Registration of Shares. The Shares have not been registered with or approved or disapproved by the SEC, the regulatory authority of any state of the United States or the regulatory authority of any other country, nor has the SEC or any such other regulatory authority passed upon or endorsed the merits of this. Any representation to the contrary is unlawful. The Company has no obligation to cause the registration of the Shares

股票的登记注册 本协议所载之股票未经 SEC、美国任何州监管机构或任何其他国家监管机构注册登记或批准，并且，SEC 或任何该类监管机构对此发表任何意见或作出认可。任何与此相反的陈述均违法。公司无注册本协议所载之股票的义务。

3.21 Disclosure. Except with respect to the material terms and conditions of the Offering contemplated herein and the information provided to Purchaser and its counsel, including the Disclosure Documents as defined in 5.1 below the Company confirms that neither it nor, to the Company's knowledge, any other person acting on its behalf has provided the Purchaser or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchaser will rely on the foregoing representation in purchasing the Securities. All disclosure in the Transaction Documents,the Disclosure Schedules, the Due Diligence Materials and the Offering Materials is true and correct when considered in the aggregate and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

披露 除本协议所载发行的重大条款和条件及提供给购买人及其顾问的信息外，包括以下第 5.1 条中所定义的披露文件，公司确认，据其所知，其或任何其代表人均未向购买人、或其代理人及其顾问提供任何其认为是或可能属于重大非公开信息的相关信息。公司理解并确认，购买人将依赖于上述陈述进行股票购买交易。交易文件、披露附表、尽职调查资料以及股票发行材料中的所有披露在整体上均真实准且，并不包含任何对重大事实的不实陈述或隐瞒，而该类对重大事实的不实陈述或隐瞒可能会导致产生误导作用。

3.22 Private Placement. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section II, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby.

私募发行 假设第二条所载之购买人的陈述与保证真实准确，公司就其向购买人进行的发行交易无需依据证券法规定进行登记注册。

3.23 OFAC. Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee, affiliate or person acting on its behalf, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the sale of the Units, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions.

海外资产控制办公室 公司、或在公司知悉的范围内，公司的任何董事、管理人员、代理人、员工、关联人或代表人目前没有被美国财务部外国资产控制办公室进行制裁，公司在此之前也没有参与任何出借、捐助、或提供资金用于支持受 OFAC 制裁的古巴、伊朗、叙利亚、苏丹、缅甸或其他国家的任何销售或商业经营的交易，亦没有涉及与受 OFAC 制裁的任何个体进行融资活动的交易。

3.24 Bad Actor Disqualification
"坏表现者"失格条款

(a) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act ("Regulation D Securities"), to the knowledge of the Company, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchaser a copy of any disclosures provided thereunder.

无失格事件 关于依据证券法规则 506（规则 D 股票）发行和出售之股票，据公司所知，公司及其任何前任者、附属发行人、董事、高管、参与发行之公司高层管理人员、持有 20%以上公司流通股之受益人，基于表决权进行计算，或在发行销售时在公司担任任何职务的发起人（定义见证券法规则 405）（各自或统一视为"受发行人保护人士"）均不受证券法规则 506(d)(1)(i)款至(viii)所载"坏表现着"失格条款的约束（"失格事件"），除证券法规则 506(d)(2) 或(d)(3)所载"失格事件"外。公司已经合理考虑决定"受发行人保护人士"是否符合"失格事件"情形。公司已按规则 506(e)款的规定履行披露义务，并已向购买人提供了披露文件副本。

(b) Other Covered Persons. Except as set forth in Schedule 3.11,the Company is not aware of any person that (i) has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities and (ii) who is subject to a Disqualification Event.

其他受保护人士 除附表 3.11 所载内容之外，据公司所知，没有任何人（i）已经或将会因诱使购买人购买本协议下股票而获得（直接或间接）报酬，且没有任何人（ii）受"失格事件"约束。

(c) Notice of Disqualification Events. The Company will notify the Purchaser in writing of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person, prior to any Closing of this Offering.

"失格事件"通知 如果（i）发生任何"受发行人保护人士"的"失格事件"并且（ii）任何"失格事件"，随时间流逝，在发行交易之前构成相关"受发行人保护人士"的"失格事件"的话，那么，公司将就此情况书面通知购买人。

3.25 Building Permits. The Company has been issued building permits by the County of Hawaii to build and sell townhouses on lots known as D-1-B-2.

建设许可　　公司已经获得由夏威夷县签发的建设许可，可以建筑和销售地块 D-1-B-2 上的联排式住宅。

3.26 Redwood Hill Development LLC. Redwood Hill Development LLC has been duly dissolved and shall not have any claim to any proceeds from the sales of the townhomes, the plots or otherwise.

Redwood Hill Development 有限责任公司 Redwood Hill Development 有限责任公司已合法解散，并且对于销售联排式住宅、地块或其他所获收益无任何权利。

3.27 No Subsidiaries. The Company has no subsidiaries.

无子公司　　公司无任何子公司。

IV. TERMS OF SUBSCRIPTION

认购条款

4.1 The Securities will be offered for sale until the earlier of (i) November 10, 2014, provided that so long as this agreement is signed by said date, Company will allow until November 20, 2014 for the funds to be tendered, which date may be extended to December 18, 2014 (further extendable through mutual consent of the parties on a good faith basis as may be needed to obtain all Chinese governmental approvals) without penalty if Purchaser requires such additional time to obtain all governmental approvals referred to in Section 6.1 below; or (ii) the date upon which the Company and the Purchaser elect to terminate the Offering (the "Termination Date").

证券的发行为以下日期，取较早者：（i）2014 年 11 月 10 日，只要本协议在该日期前签署，公司同意于 2015 年 11 月 20 日前支付认购款，如果购买人因为下述 6.1 条获得所有政府批准的规定要求延长时间支付，上述时间可延长至 2014 年 12 月 18 日（该日期可由协议双方根据取得中国政府审批的需要在善意协商的基础上共同同意延长），并且无任何罚款；或（ii）公司和购买人选择终止发行的日期（"终止日"）。

4.2 The Company will hold a closing (" Closing") by exchanging securities upon satisfaction of the Conditions to Closing set forth herein. In the event that the Closing does not occur prior to the Termination Date, all amounts paid by the Purchaser shall be returned to the Purchaser, without interest or deduction.

公司将在满足本协议中所载明的交易交割完成条件后，通过公司证券的交换，完成本交易的交割（"交割"）。如果交割未能在终止日前完成，那么，购买人支付所有款项将退还购买人，不计利息或无任何扣除款项。

4.3 All funds shall be deposited in the accounts identified in Section 1.1 hereof.

所有资金均需存入第 1.1 条所载之帐户中。

4.4 Certificates representing the Securities purchased by the Purchaser pursuant to this Agreement will be prepared for delivery to the Purchaser at Closing. The Purchaser hereby authorizes and directs the Company to deliver the certificates representing the Securities purchased by the Purchaser pursuant to this Agreement directly to the Purchaser's residential or business or brokerage house address indicated on the signature page hereto.

购买人按本协议购买的股票的股权证应于交割时交付给购买人。购买人在此授权并指示公司按本协议规定将购买人购买之证券的股权凭证直接递送至本协议签字页所载之购买人的住宅或工作或经纪人地址。

4.5 Escrow for Real Estate.

地产托管

(a) Subject to Section 4.5(b) below, on the Closing Date, $16,000,000 of the Purchase Price shall be deposited in an escrow account at the Escrow Agent for the purpose of completing the purchase and title transfer to the Company of Parcels B-1-A and D-1-A, a total of 1,011 acres of residential zoned land, free and clear of any other monetary liens and encumbrances, such $16,000,000 to be released by the Escrow Agent directly to the seller of the 1,011-acre land only upon the receipt by the Escrow Agent of written instructions jointly executed by both the

Purchaser and the Company confirming the satisfaction of the following conditions and authorizing the release of funds: (i) the Hawaii State Supreme Court has issued a final, non-appealable order affirming the underlying judgment in favor of the Company as to the urban use of all of its land (including the 23-acre, 38-acre (the legal description of which is attached hereto as Exhibit C) and 1,011-acre plots (the legal description of which is attached hereto as Exhibit D)) and (ii) the Company and seller of the 1,011-acre land have reinstated a valid land purchase agreement for such land reasonably satisfactory to the Purchaser. The Company's common stock shares issued in exchange for such $16,000,000 shall be held in escrow to the extent such $16,000,000 remains in the Escrow Agent's escrow account.

根据下述 4.5（b）条规定，在交割日，1600 万美元的认购款应当存入托管代理人托管账户，以便完成 B-1-A 和 D-1-A 地块（占地 1,011 英亩的住宅区划土地，且无任何涉及金钱的留置权以及产权负担）的购买及产权转让，只有在托管代理收到由购买人和公司确认满足下述条件并联合签字以及授权发放资金的书面指示后，托管代理人才能直接将 1600 万美元发放至购买 1011 英亩土地的购买人：（i）夏威夷州最高法院已经签发了有利于公司之关于土地使用的最终的不可上诉的判决（包括 23 英亩、38 英亩（具体法律描述请参见本协议附件 C）以及 1011 英亩土地（具体法律描述请参见本协议附件 D））；（ii）公司及 1011 英亩土地的卖方已经恢复了有效的上述土地购买协议，并且使得购买人合理满意。公司签发普通股股票用以交换获得 1600 万美元，上述公司所发行出售的普通股应当保存在托管账户中，1600 万美元也应当相应的保存于托管代理人托管账户中。

(b) If the closing of title to Parcels B-1-A and D-1-A cannot (or cannot reasonably be expected to) occur between the Company and Bridge Aina Le'a, LLC (including due to the State of Hawaii Supreme Court's failure to so rule) by March 31, 2015, or such later date as may be agreed to by the Parties, then, upon the receipt by the Escrow Agent of written instructions from the Purchaser (no instruction from the Company being needed) requesting such release, such $16,000,000 shall be immediately released from the Escrow Agent escrow account to an account of Purchaser, and the Company shall instruct and take all necessary actions to cause the Escrow Agent to immediately remit such $16,000,000 to such account of Purchaser, and the common shares that were issued for said $16,000,000 shall be returned to the Company and cancelled. In such a case, the parties shall retain a renowned appraiser at the Company's cost, reasonably satisfactory to both parties, to appraise the then fair market value of the Company, and the parties shall negotiate in good faith for a value of the Purchaser's shares in the Company.

如果公司和 Bridge Aina Le'a, LLC 无法在 2015 年 3 月 31 日前（或者双方同意的迟于此的日期）完成 B-1-A 和 D-1-A 地块的产权交割（包括由于夏威夷州最高法院未能作出上述裁决的原因），则托管代理在收到购买人书面要求发放款项的指示后（无需获得公司指示），应立即将托管账户中的 1600 万美元发放至购买人账户，且公司应通知并采取必要的行动促使托管代理人将该笔 1600 万美元的款项汇至购买人账户，而以 1600 万美元价格相应发行出售的普通股也应归还给公司并取消。在此种情况下，公司应当聘请一位知名且双方均满意的评估师，并由公司承担相关费用，以评估公司的公平市场价值，其后双方应当本着诚信原则商议购买人所持有的公司股份的价值。

V. TERMS OF LOAN
贷款条款

5.1 Loan Amount: NINE MILLION DOLLARS($9,000,000.00).
贷款金额：900 万美元（9,000,000.00 美元）

5.2 Interest Rate: The per-annum rate of twelve percent (12%) based on the actual days elapsed over a 360-day year.
利率：以一年 360 天计算，根据实际经过的天数，年利率为 12%

5.3 Payments: All interest shall accrue and the outstanding and unpaid Loan Amount will be due and payable at the end of the Term
支付：所有的利息应当累加，未偿付的贷款金额在期限届满时到期并支付

5.4 Term: 12 months.
期限：12 个月

5.5 Security: A mortgage from Company as Borrower, and mortgagor, to Purchaser as mortgagee, which will be in first lien priority against Company's interest in the Property.

担保：公司作为借款人、抵押人，购买人作为抵押权人，针对公司在财产上的利益，此抵押担保享有第一顺位的优先留置权。

5.6 Property: The Mortgaged Land, free and clear of all mortgages, liens and encumbrances other than in favor of the Purchaser. The Company represents and warrants that, as of the date of this Agreement, the fair market value of the Mortgaged Land is approximately $33 million.

财产：抵押土地（如定义），其上除抵押给购买人的之外不应存在任何按揭、留置权和权利负担。公司保证，在本协议签署日抵押土地的公平市价约为 3300 万美元。

5.7 Use of Loan Proceeds: To finish water line, sewer, interchange, power and roads, but funds will include overhead of management and legal, subject to approval by Purchaser, not to be unreasonably withheld or delayed.

使用贷款收益：用以完成水管、下水道、路口、电力和道路施工，但是经过购买人的同意，资金也包括管理费用和法律服务费用，并不得无理拒绝或拖延。

5.8 Conversion at the Option of Purchaser:
购买人有权选择转换

At the sole option of Purchaser, all or part of the unpaid principal and interest then outstanding may be converted into shares of common stock of Company in accordance with the terms of the Subscription Agreement at the price of $12.50 per share, at any time until the Due Date, provided that Purchaser gives a 14-day notice in writing.

根据认购协议载明，直到到期日之前的任何时间内，仅根据购买人的选择，全部或者部分未支付的本金及利息有权转换成公司的普通股股票（每股价格 12.5 美元），购买人需要提前 14 天书面通知贷款人。

5.9 Prepayment: Company may repay any part of the outstanding principal at any time with no prepayment penalty. However, Company shall provide Purchaser with 14 days written notice prior to repayment, during which time Purchaser may elect to convert into common shares the outstanding principal and interest due.

提前还款：公司有权在任何时间支付任何部分的未偿付本金，无提前还款罚金。公司应当在还款前 14 天书面通知购买人，在此期间，购买人有权选择将到期未偿付的本金及利息转换成公司普通股股份。

5.10. Mortgages: Company agrees that, as long as any or all of $9,000,000 loan remains outstanding and the Purchaser has not converted all outstanding principal of and interest on such loan into common shares of the Company, Company will not mortgage or encumber any of its land without Purchaser's consent, which consent shall not be unreasonably withheld or delayed.

抵押：公司同意，只要部分或全部九百万贷款仍未足额清偿并且购买人尚未将该贷款的全部本金利息转换成公司普通股，未经购买人同意，公司不得在任何土地上设置抵押或者其他产权负担，购买人不得无理拒绝或延迟上述同意。

VI. CONDITIONS TO OBLIGATIONS OF THE PURCHASER
购买人履行义务的条件

6.1The Purchaser's obligation to purchase the Securities at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the option of Purchaser to the extent permitted by law:

除非根据购买人的意见在法律允许的范围内对下述条件作出弃权，否则购股交易应于交割之日或之前满足以下条件始得完成：

(a) Representations and Warranties; Covenants. The representations and warranties made by the Company in Section 3 hereof qualified as to materiality shall be true and correct at all times prior to and as of the Closing, except (i) to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, (ii) the representations and warranties made by the Company in Section 3 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; ***provided however***, that notwithstanding the foregoing, the Company shall only be required to update the Disclosure Schedules by the delivery to the Purchasers by the Company of an amended Disclosure Schedule with respect to any information that is of a material nature as of such proposed Closing Date. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

声明与保证 公司第 3 条所载之公司所作之具有重要性的陈述与保证截至本交易完成前及完成时的任何时间内均真实准确，除（i）在之前所作出之该类陈述或保证之范围内，在这种情况下，该类声明与保证截至其之前作出时真实准确，（ii）公司第 3 条所载之公司所作之不具有重要性的的陈述与保证在交割日及之前在所有重大方面均真实准确，除在之前所作出之该类陈述或保证之范围内，在这种情况下，该类声明与保证截至其之前作出时在所有重大方面均真实准确；尽管有前面的规定，公司只需将拟截止交易日前相关重大信息的披露文件进行更新，及交付给够购买人即可。公司在交割日前须履行的本协议下的所有协议、合约和条件均已履行或在重大方面符合相关要求。

(b) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

无现行有效的适用法令目前不存在禁止或限制本协议所载交易的现行有效的法律或命令。

(c) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities.

无禁止或限制买卖交易的法律 目前不存在禁止或限制该类买卖交易的现行有效的法律、法规或条例，或基于发行证券需要获得、而目前又尚未获得之任何人的同意或批准的情形。

(d) Required Consents. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect. The Company shall deliver to the Purchaser its good standing certificate, all necessary board resolutions and incumbency certificates, in each case reasonably satisfactory to the Purchaser.

所需同意与批准 公司已获得就本协议所载之证券交易及交易文件（所有这些文件均具有完全法律效力）所载之交易的完成所需获得之所有同意、批准、注册登记及弃权。公司应当向购买人提交公司良好存续证明、所有必要的董事会决议和在职证明书，上述每一项都应当使得购买人合理满意。

(e) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect.

重大变化 自本协议签署之日起，均没有发生任何可能会导致重大不利影响的事件或系列事件。

(f) Proceedings and Litigation. No action, suit or proceeding shall have been commenced by any Person against any party hereto seeking to restrain or delay the purchase and sale of the Shares or the other transactions contemplated by this Agreement or any of the other Offering Documents.

法律程序与诉讼 任何人均未发起任何针对任一方寻求限制或延迟股票买卖交易，或本协议或其它任何发行文件所载之交易的诉讼或法律程序。

(g) Disclosure Schedules. The Company shall have delivered a copy of its Disclosure Schedules (or delivered a copy of its amended Disclosure Schedules pursuant to Section 5.1(a)).

披露文件附录 公司已交付了一份披露文件附录（或按第 5.1(a)的规定交付了一份修订的披露文件附录）

(h) IPO Progress. The Company shall have filed the S-1 amendment and shall have been using its best efforts to progress its IPO and presenting Purchaser with regular and as-requested updates.

首次公开募股进程 公司应当提交 S-1 修正稿，尽最大努力开展首次公开募股，并且定期以及按照购买人的要求向购买人提供最新进展信息。

(i) Mortgaged Land. The Mortgaged Land shall be free of any lien, mortgage or security interest (other than the mortgage in favor of Purchaser).

抵押土地 抵押土地上应当无任何留置权、抵押权或者其他担保物权（除了有利于购买人的抵押）

(j) Deliveries. The Company shall have delivered the following to the Purchaser, in each case reasonably satisfactory to the Purchaser: (i) a lender's policy of title insurance in the amount of $9,000,000 showing the Purchaser's mortgage on the 23-acre Ho'olei parcel designated as D-1-B-1 (the "Mortgaged Land"; the legal description of which is set forth in Exhibit B) is in first priority position; (ii) the executed and recorded mortgage described in (i) above, which shall secure the $9,000,000 loan; and (iii) the Company's promissory note for $9,000,000.

提交 公司应当提交购买人下述文件，每一项都应当使得购买人合理满意：（i）金额为 900 万美元的贷款人产权保险单，证明购买人在 23 英亩 Ho'olei 土地上（即 D-1-B-1，"抵押土地"，法律描述请见附件 B）享有的抵押权享有第一顺位优先权；（ii）上述第（i）项中所述的已签署并登记的抵押文件，用以担保 900 万美元的贷款；（iii）公司贷款 900 万美元的借据。

(k) Chinese Approvals. The Purchaser shall have obtained all necessary outbound investment approvals from the relevant Chinese governmental authorities.

中国政府批准 购买人应当已经从相关中国政府机关获得所有必要的境外投资批准。

(l) Real Property. The Purchaser shall have received true and correct copies, reasonably satisfactory to it, of the recorded deeds and the title reports with respect to each of the 23-acre, 38-acre and 1,011 acre lands.

不动产 购买人应当已经获得关于 23 英亩、38 英亩和 1011 英亩土地真实准确的地契和产权报告，并且购买人应当对此合理满意。

VII. COVENANTS OF THE COMPANY
公司的保证

7.1 Transfer Restrictions.
转让限制

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act, to the Company or to an affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement, and shall have the rights of a Purchaser under this Agreement.

这些证券可能只是按州和联邦证券法进行处置。如果不是按有效的证券注册说明书规定或在证券法基础上制定的规则 144 的规定转让证券，那么，对于向公司或任何购买人附属人，公司可能要求转让人向其提供一份由其选择并且公司可合理接受的律师出具的意见书，该意见书的格式和内容应是公司

可合理接受的，基于此，该转让交易无需根据证券法的规定进行注册。作为转让的一个条件，受让人应书面同意接受本协议的约束，并拥有本协议下购买人所拥有的权利。

(b) The Purchaser agrees to the imprinting of a legend on the Securities substantially in the following form until the Securities have been transferred pursuant to a registration statement under the Securities Act that has been declared effective or an exemption thereunder:

购买人同意，在证券上印上以下字样的，直至该类证券按证券法规定提交证券注册说明书或相关豁免注册条款进行转让：

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (1)UPON EFFECTIVE REGISTRATION OF THE SECURITIES UNDER THE ACT AND ANY OTHER APPLICABLE SECURITIES LAWS COVERING SUCH SECURITIES, OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

该股权证上所载之股票未根据《1933 年证券法（修订版）》或其它证券法的规定进行注册，因此，可能不得出售、转让或处置，除非（1）依据证券法及其它可适用之证券法的规定提交该证券之注册登记说明书，或（2）根据可适用之豁免规定，或在交易中不受，证券法及其它可适用之证券法规定的注册登记要求约束，只需提供一份由转让人律师出具的、其内容是公司可合理接受的法律意见书。

7.2 Replacement of Securities. If any certificate or instrument evidencing any of the Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities. If a replacement certificate or instrument evidencing any securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

证券换发 如果任何证券的证明文件残缺、丢失、被盗或遭到破坏，公司应当签发或促使替换、代替，并在取消或替代时，签发新的证明文件，但只有公司收到合理满意的证据证明该类损失、盗窃或损毁并作出常规和合理补偿，若要求的话。在这种情况下申请新发证明文件的申请人应支付与该类换发证券发行相关的、合理的第三方费用。如果基于残缺的原因要求换发证券或相关证明文件，那么，公司可能会要求在换发前提交该类残缺证券或相关证明文件。

7.3 Form D. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D promulgated under the Securities Act and to provide a copy thereof, promptly upon request of the Purchaser.

表格 D 公司同意，将按根据证券法制定之规则 D 的要求按时申报表格 D，并且经购买人要求，立即向其提供表格 D 复印件。

7.4 Indemnification. The Company agrees to indemnify and hold harmless the Purchaser, its affiliates and their respective officers, directors, employees, agents, controlling persons advisors, contractors, equity holders and partners (collectively, the "Indemnified Parties") from and against, any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty

by the Company made in this Agreement or other Transaction Documents or, after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Company under this Agreement or other Transaction Documents; and will promptly reimburse the Indemnified Parties for all costs, expenses and fees (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, "Proceedings"), whether or not such Indemnified Party is a formal party to any such Proceeding (unless and solely to the extent such action is based upon a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents or any violations by such Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence or willful misconduct). If any action shall be brought against any Purchaser in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser. Any Purchaser shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser under this Agreement (y) for any settlement by a Purchaser effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser's breach of its representations, warranties or covenants under the Transaction Documents or any violations by such Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence or willful misconduct. The indemnification required by this Section 6.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser against the Company or others and any liabilities the Company may be subject to pursuant to law.

<u>补偿条款</u>　　公司同意补偿购买人、其子公司、附属机构及其高层管理人员、董事、雇员、代理人、控制人、顾问、订约人、权益持有人和合伙人（统称“受偿人”）并保证其免受因公司违反其在本协议所作出的陈述或保证，或在收到适当通知和/或矫正期限后仍未能履行保证或其在本协议或者其他交易文件下应履行的协议而导致其产生的任何及所有的损失、责任、损害或费用：并将立即就因以上所述以任何形式而导致发生的或相关的任何未决或可预见的诉讼或基于本协议发生任何诉讼或法律程序（统称“程序”）的调查、准备或抗辩而产生的所有成本、开支和费用（包括法律顾问的合理费用和开支）补偿“受偿人”，无论该受偿人是否是该类“程序”的当事人（除该诉讼仅由于购买人违反其在交易文件中所作的陈述、保证或其他违反州或联邦证券法，或该购买人的行为构成欺诈、重大过失或故意违法行为而导致发生外）。如果发生针对购买人的诉讼，在此情形下可以按本协议规定获得补偿，那么，该购买人应立即书面通知公司，而公司应当有权自己选择购买可以合理接受的履行进行抗辩。任何购买人均有权雇佣自己的律师应对诉讼和参加抗辩，但是均应自行负担各自律师的费用和开支，除非：（i）公司特别书面授权雇佣的情况，（ii）公司未能在合理期限后进行抗辩和雇佣律师，或（iii）在该诉讼中，依据律师的合理意见，公司立场和该购买人之间在重大问题上存在重大冲突，在这些情况下，公司应负责承担超过一位该类律师的费用和开支。（y）对于购买人未经公司事先书面同意（公司不得无故拒绝或延迟）支付的任何费用，或（z）由于购买人违反其在交易文件中所作的陈述、保证或其他违反州或联邦证券法，或该购买人的行为构成欺诈、重大过失或故意违法行为而导致发生的费用，公司在本协议下对购买人均不负任何责任。本 6.4 条所要求的补偿可以在调查和辩护过程中在收到账单或发生费用时定期支付。除本补偿条款外看，购买人还可以以任何其他诉讼原因或类似权利要求针对公司或其他方提出申索，并要求公司按法律要求承担相关责任。

(a) If for any reason (other than a final non-appealable judgment finding any Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by an Indemnified Party as a result of such loss,

claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Indemnified Party on the other, but also the relative fault by the Company and the Indemnified Party, as well as any relevant equitable considerations.

如果基于任何原因（除经不可上诉的终决判决裁定受偿人对基于其重大过失或故意而导致发生的损失、申索、损害、责任或费用负责外），受偿人无法获得上述补偿，或无法使得受偿人免受损害，那么，公司应就受偿人所遭受的损失、申索、损害、责任或费用承担相应的摊付责任，分摊比例应适当反映公司和受偿人基于本协议所载发行交易所获得的相对利益，和公司和受偿人相对过错责任，以及公平考虑。

7.5 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agree that neither it, nor any other person acting on its behalf, will provide Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information. The Company understands and confirms that Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

非公开信息 除交易文件所载之重大条款和条件外，公司保证并同意，公司或代表其行事的任何人，将不会将公司视为重大非公开之信息披露给购买人或其代理人或顾问。公司理解并确认，购买人应依赖于以上基于证券交易的进行所作出的保证。

7.6 Use of Proceeds. The Company shall (i) use the net proceeds from the sale of the Securities in an amount of $16,000,000 hereunder to complete the purchase of the 1,011 acres identified as Lot B-1-A and D-1-A, and (ii) use the net proceeds from the $9,000,000 loan for purposes set forth in Section 5.7.

收益使用 公司应当（i）将此次股票销售的收益（金额为 1600 万美元）用于完成 1,011 英亩土地的购买，即地块 B-1-A 和 D-1-A；（ii）将从贷款 900 万美元中获得的收益用于 5.7 条项下的目的。

7.7 Offer of Employment. Following the Closing, the Company will promptly extend employment offers to three persons recommended by Purchaser to participate in project development and general management of the Company: (1) a licensed civil engineer; (2) an international financial and compliance person and (3) an international home and land sales person.

工作邀请 交割后，公司将尽快向由购买人推荐的 3 个职位人选发出聘用邀请以参与公司的项目开发和日常管理：(1) 注册土木工程师；(2)国际财务合规人员；(3) 国际房屋及土地销售人员。

7.8 Acquisition of Additional Shares. Company agrees that it will not oppose Purchaser acquiring additional shares of the Company in other private or public transactions.

额外股票的收购 公司同意其不会反对购买人通过其他非公开或公开交易收购公司的其他股票。

7.9 Board of Directors. Following the Closing, the Company's board of director shall constitute seven (7) directors. Company will agree to the appointment to its board of directors of two (2) persons chosen by Purchaser. The three (3) independent directors will be agreed upon by both parties.

董事会 交割后，公司董事会应当由七（7）名董事组成。公司同意将购买人选择的 2 个人任命为公司董事会成员。三（3）名独立董事将根据双方同意确定。

7.10 International Identification. Following the Closing, (i) the Company shall immediately add "d/b/a You Aina Le'a Inc." to its name and, subject to necessary permits and filings, shall promptly change its official name to You Aina Le'a Inc.; (ii) the Company shall immediately allow the Purchaser to use the Chinese name of the Company, being "中优爱那里有限公司" (literally: Zhongyou Aina Le'a Inc.". Promptly following execution of this agreement, the Company shall apply for changing its NASDAQ symbol to AIZY. .

国际标识 交割后，（i）公司应当即刻将"另名 You Aina Le'a Inc."字样添加入公司名称中，并根据必要的许可和文件提交，尽快变更公司官方名称为 You Aina Le'a Inc.；（ii）公司应当即刻允许购买人使用公司中文名称"中优爱那里有限公司"（即 Zhongyou Aina Le'a Inc.）。在本协议执行后，公司应当立即申请改变其在纳斯达克的代码为 AIZY。

7.11 Sale of Additional Shares. So long as the $9,000,000 loan is outstanding, and between the date hereof and the time when the Board members set forth in Section 7.9 have assumed their positions, with the exception of a pending S-1 registration to sell an additional 2,000,000 shares of Common Stock, Company agrees it will not sell or issue any more shares of its authorized but not issued shares without Purchaser's consent which consent shall not be unreasonably withheld or delayed.

出售多余股份 只要 900 万美元贷款未清偿，在本协议载明日期和 7.9 条载明的董事会成员开始履行职责之间，除未决的 S-1 登记出售或发行额外 200 万普通股股份外，如未取得购买人同意，公司将不再出售或发行更多的经授权但未发行的股份，上述购买人同意不得被无理拒绝或延迟。

7.12. Prior Debt. The Purchaser shall in no event be responsible for any debt, obligation or liability, however structured, that the Company incurred prior to Closing and did not disclose to the Purchaser in the disclosure schedules hereto, and the Company shall fully indemnify and hold Purchaser harmless from and against any such debt, obligation or liability.

先前债务 在任何情况下，购买人不承担无论何种形式的、在交易交割前公司发生的且在披露附件中未告知购买人的任何债务、义务或责任，公司应当就任何该等债务、义务或责任向购买人承担全部赔偿责任。

7.13 Publicizing. The Purchaser shall be allowed to publicize the transaction contemplated herein by any legal means, including publicizing the project and its connection with China in order to support the IPO.

宣传 允许购买人通过任何合法方式宣传此协议项下的交易内容，包括在首次公开募股前宣传项目及其与中国的联系，以向首次公开募股提供支持。

7.14 Trust/ULF Financing. Between the signing of this Agreement and the time when the Board members set forth in Section 7.9 have assumed their positions, (i) all trust/ULF financing activities of the Company shall cease, (ii) there shall be no change in the relative land ownership status (the Company vis-à-vis any trust) and no encumbrance on any land owned by the Company (except mortgage in favor of Purchaser or otherwise approved by Purchaser), (iii) no trust/ULF documents shall be amended, modified or waived without Purchaser's consent, and (iv) no beneficial interest in any trust shall be permitted to be converted into any equity interest in the Company.

信托/ULF 融资 在签署本协议与 7.9 条载明的董事会成员开始履行职责之间，（i）公司所有的信托/ULF 融资活动应当中止；（ii）在相关的土地产权状态中应当无任何变动（指公司与任何信托的相对持股比例），并且公司所拥有的任何土地上不存在产权负担（除了有利于购买人的抵押或者经过购买人同意）；（iii）未经购买人同意，信托/ULF 文件不得被修订、修改或者弃权；（iv）任何信托上的受益权不得转换成公司的股权。

7.15 Corporate Governance. Upon Closing, the Company shall be immediately bound by the following corporate governance covenants, and shall at its cost and expense amend its constituent documents, pass relevant resolutions, and take all other necessary actions to reflect and further give effect to the following corporate governance covenants to the reasonable satisfaction of the Purchaser:

公司治理 交割完成后，公司应当立即受到以下公司治理规定的约束，并且公司自担费用修订其组织文件、通过相关决议以及采取其他必要的行动，来反映和进一步落实下述公司治理规定，以使得购买人合理满意。

(a) Purchaser's 20% or so shareholding percentage upon full funding of $25,000,000 shall not be diluted without its consent;

一旦全额支付 2500 万美元，购买人 20%左右的股东份额未经其同意不得被稀释。

(b) In order to avoid dilution of its interest in the Company without its consent, Purchaser shall have the right to subscribe to new shares of the Company, while other shareholders of the Company shall not have anti-dilution rights;

为了避免未经购买人同意导致其在公司的权益稀释，购买人有权认购公司发行的新股份，其他公司股东不得享有反稀释权利。

(c) Purchaser shall not be subject to further capital calls without its consent;
未经购买人同意，购买人不接受任何进一步出资要求。

(d) Robert Wessels, the Company's CEO, agrees to give Purchaser a right of first refusal to acquire his or his affiliates' (as defined by the SEC) shares of Common Stock, which right will expire if the $25, 000,000 is not invested in the Company in accordance herewith;
公司首席执行官 Robert Wessels 同意给予购买人获得其或者其关联公司普通股股票（参见美国证券交易委员会所作定义）的首次拒绝权，但如果 2500 万美元没有根据本协议载明内容注入公司，上述权利将失效。

(e) Purchaser shall have customary information and inspection rights, and shall be provided with periodic financials/reports and with notifications of material events of the Company;
购买人应当获得惯常的信息及查阅权，公司应当向购买人提供其定期财务/报告，公司应当通知购买人有关公司发生的重大事件。

(f) Subject to Board review and approval, Purchaser shall be able to contribute its or its affiliate's assets to the Company for an IPO; and
根据董事会审查及同意，购买人应可将其或其关联公司的资产注入公司以参加首次公开募股。

(g) Upon Closing, and then subject to confirmation at the annual Shareholder vote at the Annual Meeting of Shareholders, Wu Zheng and Bob Wessels shall act as co-CEO's and co-chairmen of the board of the Company, and shall have the authority to co-sign documents and banking transactions. The Company acknowledges and agrees that the foregoing is a major inducement for the Purchaser to enter into this Agreement and the Company shall use its best efforts to procure such shareholder confirmation.
交割后，根据股东年度大会投票确认，吴征先生和 Bob Wessels 先生将担任公司联合首席执行官和董事会联合主席，有权共同签署文件和批准银行交易。公司承认并同意上述条款是购买人签订本协议的一项主要对价，并且公司必须尽其最大努力取得上述股东确认。

7.16. Survival. The covenants in this Article VII shall survive the Closing and shall remain binding on the Company. Promptly after Closing, the Company shall at its cost amend its constituent documents, pass relevant resolutions, and take all other necessary actions to reflect and further give effect to such covenants to the reasonable satisfaction of the Purchaser. Any breach of any such covenant shall constitute a breach hereunder and under the $9,000,000 loan.
存续 第 VII 条项下的规定在交易交割后依旧对公司具有约束力。交割后，公司应当自担费用修订其组织文件、通过相关决议以及采取其他必要的行动，来反映和进一步落实下述公司治理规定用，以使得购买人合理满意。任何违反上述规定的行为都构成本协议及 900 万美元贷款项下的违约。

7.17. Sales and Marketing. For increased sales, Purchaser (or its designated person) may participate with respect to the sales and marketing of all housing units on all land (including the 1,011-acre land) in the Asia Pacific region (including China). Subject to Board approval (which the Company shall use its best efforts to procure), Purchaser (or its designated person) shall be authorized to engage in all sales and marketing activities, including distribution of marketing materials and exhibition of scale models, in the Asia Pacific region (including China).
营销 为扩大项目销售渠道，购买人或购买人指定的第三方可参与公司所有土地（含 1011 英亩土地）上的所有房屋在亚太地区（含中国）的销售工作。公司必须尽其最大努力取得董事会授权，授权后购买人或购买人指定的第三方有权在亚太地区（含中国）开展广告资料宣传、项目沙盘模型展示等各种营销工作。

VIII. MISCELLANEOUS
其他条款

8.1 Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile with receipt confirmed at or prior to 5:30 p.m. (New York City time) on a day in which the New York Stock Exchange is open for trading (a "Trading Day"), (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile with receipt confirmed on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date sent by U.S. nationally recognized overnight courier service or (d) upon delivery to or actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be addressed as follows:

所有通知或其他通信或其他因此协议需要或允许的交付应以书面形式出现，并应在以下情况下被视为已送达，取最早者：（a）若该类通知或通信是通过传真发送，且在纽约股票交易所开放交易日的下午5点30分之时或之前（纽约时间）收到确认回执，则为传真发送当日，（b）若该类通知或通信是通过传真发送，而在非纽约股票交易所开放交易日当天或在纽约股票交易所开放交易日当天迟于下午5点30分之时或之前（纽约时间）收到确认回执，则为传真发送当日之后的下一个交易日，（c）通过美国全国性的快递公司发送，则为发送当日后的第二个交易日，（d）通知发送至接收方或通知接收方实际收到之日。所有此类通知或其他通信应递送至以下地址或传真号码：

if to the Company, to it at:
若至公司：

Aina Le'a, Inc.
69-201 Waikoloa Beach Drive, #2617
Waikoloa, Hawaii 96738
Attn: Robert J. Wessels, President & CEO
Fax No:
E-Mail: bob@ainalea.com

Aina Le'a, Inc.
69-201 Waikoloa Beach Drive, #2617
Waikoloa, Hawaii 96738Attn: Robert J. Wessels, President & CEO
传真：
电子邮件：bob@ainalea.com

With a copy to (which shall not constitute notice):
同时复印件（不构成通知）寄至：

Greenberg Traurig, LLP
3161 Michelson Drive, Suite 1000
Irvine, CA 92612
Attn: Raymond A. Lee, Esq.
Fax No.: 949.732.6501
E-Mail: LeeR@gtlaw.com

Greenberg Traurig, LLP
3161 Michelson Drive, Suite 1000
Irvine, CA 92612
联系人： Raymond A. Lee, Esq.
传真： 949.732.6501
电子邮件：LeeR@gtlaw.com

if to the Purchaser, to the Purchaser's address indicated on the signature page of this Agreement.
若至购买人，购买人地址载于本协议签字页：

With a copy to (which shall not constitute notice):
同时复印件（不构成通知）寄至：

Jun He Law Offices
630 Fifth Avenue, Suite 2320
New York, NY 10111
Attn: Alex Hao, Esq.
Fax No.: 212.703.8720
E-Mail: haoy@junhe.com

Jun He Law Offices
630 Fifth Avenue, Suite 2320
New York, NY 10111
联系人：Alex Hao, Esq.
传真： 212.703.8720
电子邮件： haoy@junhe.com
if to the Escrow Agent, to it at:

若至托管代理人：

Old Republic Title
老共和国全国产权公司

75-5722 Kuakini Highway, #108
Kailua-Kona, HI 96740
(808) 327-3700
Fax: (808) 327-3705

8.2 Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties hereto. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

除非本协议另有规定，否则，本协议未经双方书面签署不得进行修改、修订。对本协议任何条款、条件或要求的违约作出弃权不得视为未来对此继续作出弃权或对此之后的违约作出弃权，或对其他任何条款、条件或要求的违约也作出弃权，并且，任一方以任何方式延迟或遗漏行使其在本协议下的权利均不得对其他该类权利的形式造成损害。

8.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchaser (other than by merger). Purchaser may assign any or all of its rights under this Agreement to any person to whom Purchaser assigns or transfers any Securities in accordance with applicable law, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents.

本协议有利于协议双方及其继承人、法定代表人、继任者和受让人，并对其具有约束力。未经购买人（而不是并购方）书面同意，公司不得将此协议或在本协议下的权利或义务转让他人。购买人可以向其按可适用之法律转让股票的受让人转让其在本协议下的权利，但该受让人应书面同意受交易文件所载条款中关于受让证券之规定的约束。

8.4 The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and

understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

交易文件及本协议附件和附表构成了协议双方就本协议中内容所达成的完整的协议及共识，并彻底取代双方在本协议之前达成的与本协议内容有关的全部口头或书面的协议及共识，双方确认该类之前达成的协议和共识并入本协议文件、附件和附表。

8.5 Upon the execution and delivery of this Agreement by the Purchaser and the Company, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Securities as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other Purchasers and to reject any subscription, in whole or in part, provided the Company returns to Purchaser any funds paid by Purchaser with respect to such rejected subscription or portion thereof, without interest or deduction.

购买人及公司签署和交付本协议时，本协议即对购买人购买证券的交易具有约束力，但公司保留与其他购买人签署相同协议及整体或部分拒绝认购公司股票的权利，只要公司将购买人就其拒绝部分而支付款项（无息并未做任何扣除）归还给购买人的话。

8.6 All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

相关交易文件应根据特拉华州州内法执行和解释，不考虑法律冲突的原则。双方同意，相关于本协议及其它任何交易文件所载之交易的解释、执行和抗辩（无论是针对任一方或其各自子公司、附属公司、董事、高层管理人员、股东、雇员或代理人）均应只在坐落在特拉华州内的州及联邦法院进行和开展。双方在此不可撤销地确认，将就因本协议或与本协议相关或与本协议所载交易相关（包括但不限于关于任何交易文件的强制执行）所导致的争议提交坐落在特拉华州内的州及联邦法院进行判决或裁决，并且，双方在此不可撤销地放弃以“不当诉讼或法律程序”或“不适宜管辖地”为由进行抗辩的权利。

8.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

如果本协议项下的任何条款经具有管辖权的法庭裁定无效或无法强制执行，那么，不应影响本协议其他条款的法律效力与执行。如果本协议项下的任何条款经具有管辖权的法庭裁定全部或部分无效、不合法、或无法强制执行，则该条款应被视为在法律所允许的最大范围内仍可强制执行，且其他条款、条件或部分应在其有效、合法和强制执行范围内被视为具有完全的效力和强制执行力，除非另有明确规定外，否则，任何条款均不得视为取决于其他任何保证或条款的规定。

8.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

双方同意，任何一方就本协议的违约行为作出的弃权不应被理解为该方就之后的违约行为也作出弃权。

8.9 The Company and Purchaser agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate and as permitted by law to carry out the purposes and intent of this Agreement.

公司和购买人同意进一步签署基于本协议之目的和意图所需的文件、协议和合约，并进一步采取所有必需或适当的且法律允许的行动。

8.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof. This Agreement is written in both English and Chinese, which shall be of equal force and effect, and in case of any inconsistency, the English version shall prevail.

本协议一式两份或几份，每份都视为正本文件，并具有同等效力，但是，所有文本构成统一整体，视为同一文件。如果协议通过传真或通过电子邮件以".pdf"文件形式签署，那么，经签署的协议应对签署该协议的一方具有同等的约束力。本协议以中英两种文字书就，具有同等效力，如有冲突以英文本为准。

8.11 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

本协议不应为非本协议当事人一方的任何其他人或实体创设或视为为其创设任何权利。

8.12 In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

除根据本协议或法律有权行使一切权利外，包括恢复损害，购买人和公司有权根据本协议要求强制执行。双方同意，由于违反义务导致的损失可能用金钱无法补偿，在此，双方同意，就任何要求履行强制执行义务的诉讼放弃要求获得充分法律救济。

8.13 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

为了防止轻率的申诉，双方同意，除非基于本协议引起的任何诉讼申索人成功立案并获得不利于另一方的判决(不管该申索人是否成功打败诉讼中另一方其中一位)，那么，该另一方应有权要求从该申索人处获得其就该诉讼导致发生的合理法律费用和开支。

8.14 The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof or affect the meaning or interpretation of this Agreement or of any term or provision hereof. The parties are sophisticated and have been represented (or have had the opportunity to be represented) by their separate attorneys throughout the transactions contemplated by this Agreement in connection with the negotiation and drafting of this Agreement and any agreements and instruments executed in connection herewith. As a consequence, the parties do not intend that the presumptions of laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied to this Agreement or any document or instrument executed in connection herewith, and therefore waive their effects.

此协议中的条款标题仅是出于引用方便的考虑，不应视为协议的部分，且不应影响本协议或其任何条款的释义或解释。协议双方均经验丰富，且就本协议所载交易的谈判及协议和任何相关协议和合约的起

草过程中均由各自的律师陪同和代表（或已经给予有代表律师陪同的机会）。因此，协议双方并没有意图将对合同条款的法律推定对抗特定协议条款的策略适用于本协议或签署的其他相关协议、文件或合约，因此，双方对此权利作出弃权。

IN WITNESS WHEREOF, the parties hereto have executed this Equity Investment and Joint Development Agreement as of the date set forth in the first paragraph hereof.

本项目投资合作开发协议由协议双方于本协议第一段所载日期签署，**以昭信守。**

COMPANY / 公司**:**

AINA LE'A, INC.

AINA LE'A 有限公司

By / 签字: ______________________________

Name: Robert J. Wessels

姓名： Robert J. Wessels

Title: President and Chief Executive Officer

职位： 总裁兼首席执行官

Address for Notice 通知地址：

69-210 Waikoloa Beach Drive

Waikoloa, Hawaii 96738

Tel: 808-640-7590

Fax: 808-443-0145

PURCHASER / 购买人**:**

SHANGHAI ZHONGYOU REAL ESTATE GROUP

上海中优房地产集团有限公司

By / 签字: ______________________________

Name： Zheng WU

姓名： 吴征

Title: Chairman

职位： 董事长

Address of Notice 通知地址：

333 North Chengdu Road 成都北路 333 号

South Building, Suite 2403 上海招商局广场南楼 2403 室

Shanghai 200041 中国，上海

China 邮政编码：200041

Tel: +86-021-52981788 电话: +86-021-52981788

Fax: +86-21-52981769 传真：+86-21-52981769

IN WITNESS WHEREOF, the parties hereto have executed this Equity Investment and Joint Development Agreement as of the date set forth in the first paragraph hereof.

本项目投资合作开发协议由协议双方于本协议第一段所载日期签署，**以昭信守。**

COMPANY / 公司**:**

AINA LE'A, INC.

AINA LE'A 有限公司

By / 签字: ______________________________

Name: Robert J. Wessels

姓名： Robert J. Wessels

Title: President and Chief Executive Officer

职位： 总裁兼首席执行官

Address for Notice 通知地址：

69-210 Waikoloa Beach Drive

Waikoloa, Hawaii 96738

Tel: 808-640-7590

Fax: 808-443-0145

PURCHASER / 购买人**:**

SHANGHAI ZHONGYOU REAL ESTATE GROUP

上海中优房地产集团有限公司

By / 签字: ______________________________

Name: Zheng WU

姓名： 吴征

Title: Chairman

职位： 董事长

Address of Notice

333 North Chengdu Road

South Building, Suite 2403

Shanghai 200041

China

Tel: +86-021-52981788

Fax: +86-21-52981769

通知地址：

成都北路 333 号

上海招商局广场南楼 2403 室

中国，上海

邮政编码：200041

电话： +86-021-52981788

传真：+86-21-52981769

EXHIBIT A
SUBSCRIPTION AGREEMENT
附件 A
认股协议

SUBSCRIPTION AGREEMENT

认购协议

THIS SUBSCRIPTION AGREEMENT (this **"Agreement"**) is dated as of October 31, 2014, by and between **AINA LE'A, INC.**, a Delaware corporation (the **"Company"**), and Shanghai Zhongyou Real Estate Group, a Chinese company (, the **"Purchaser"**).

本认购协议（"本协议"）由 **AINA LE'A, INC.**，一家于特拉华州成立之公司（"公司"）及上海中优房地产集团有限公司，一家于中华人民共和国成立之公司（"购买人"）于 2014 年 10 月 31 日共同签订。

WHEREAS, on the terms and subject to the conditions of this Agreement, and pursuant to exemptions from registration under the Securities Act (as defined below), the Company desires to sell to Purchaser, and Purchaser desires to acquire from the Company, up to 2,000,000 (subject to adjustment pursuant to the Main Agreement) shares of the Company's Common Share (as defined below) (the "**Offering**"); and

鉴于，根据本协议所载条款条件并根据证券法豁免注册发行之规定，公司同意向购买人出售、购买人同意从公司手中购买多达 2,000,000 股（根据主协议的修改予以调整）公司普通股股票（定义如下）（以下简称"发行"）。

WHEREAS, on the terms and subject to the conditions of this Agreement, the Company desires to issue in the Offering two million (2,000,000) shares of Common Stock to the Purchaser in the aggregate, for the sum of $12.50 US per Share; and

鉴于，公司同意按本协议所载条款条件向购买人总共发行 2,000,000 股公司普通股股票，发行价为每股 12.50 美元。

WHEREAS, the Company and Purchaser are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Regulation D under the Securities Act ("**Regulation D**") and such other available exemptions from registration under the Securities Act.

鉴于，公司和购买人依据证券法基础上制定之规则 D 所载及其他该类可适用之证券发行豁免于注册的规定签署和交付本协议。

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

有鉴于此，公司和购买人认同双方经仔细考虑和双方合意，在此就以下内容表示同意：

ARTICLE 1
DEFINITIONS

第一条

定义

1.1. Definitions 定义. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

除本协议其他地方所定义之术语外，以下术语具有下述释义：

"Business Day" means any day except Saturday, Sunday and any day which is a Federal legal holiday or a day on which banking institutions in the State of Hawaii are authorized or required by law or other governmental action to close.

"工作日"指除周六、周日、所有法定假日及夏威夷州所有银行机构依据法律或政府要求暂停营业日之外的所有日子。

"Closing" is defined in the Main Agreement.

"交割"定义参见主协议。

"Closing Date" means the date on which the Closing occurs.

"交割日"指交割发生之日。

"Common Shares" means the shares of Common Stock being offered and issued to the Purchaser by the Company hereunder.

"普通股"指公司向购买人发行的普通股票。

"Common Stock" means the common stock of the Company, par value $0.001 per share.

"普通股票"指公司面值为 0.001 美元/股的普通股票。

"Lien" means any lien, charge, encumbrance, security interest, right of first refusal, right of participation or other restrictions of any kind.

"留置权"是指任何留置权、抵押、权利负担、证券权益、优先权、参与权或其他任何形式限制。

"Losses" means any loss, liability, obligation, claim, contingency, damage, cost or expense, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation related thereto.

"损失"是指任何损失、责任、债务、索赔、或有费用、损害、成本或费用，包括所有判决，争议解决支付的款项，法庭费用及合理律师费和相关的调查费用。

"Main Agreement" means that certain Equity Investment and Joint Development Agreement of even date to be entered into as a part of this Subscription Agreement.

"主协议"是指作为本认购协议一部分，于同一天签署的股东投资合作开发协议。

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"个人"指自然人、公司、合伙、信托公司、非法人组织、合资企业、有限责任公司、股份有限公司、政府（或政府部门，政治分支机构）或其他任何形式实体。

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"诉讼程序"指动议、起诉、诉讼，调查或者诉讼程序（包括但不限于调查或未完成的诉讼程序，如调查取证），无论是已展开的或是尚未展开。

"Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

"144 规则"指依据证券法由美国证券交易委员会制定的 144 规则，此规则会被时常修订，或任何相似的经美国证券交易委员会采纳后具有与 144 规则相同效果的规则或规定。

"**SEC**" means the U.S. Securities and Exchange Commission.

SEC 是指美国证券交易委员会。

"Securities Act" means the Securities Act of 1933, as amended.

“证券法”指修订后的美国 1933 证券法。

ARTICLE 2
PURCHASE; ISSUANCE OF COMMON SHARES; CLOSING

第二条

普通股东购买和发行；交割

2.1. Issuance and Purchase.发行与购买 On the terms and subject to the conditions set forth in this Agreement, at Closing, the Company shall issue to Purchaser, and Purchaser shall acquire from the Company, up to 2,000,000 (subject to adjustment pursuant to the Main Agreement) Common Shares in exchange for a payment to the Company of the sum of $12.50 US per share.

根据本协议所载条款和条件，交割时，公司应向购买人，购买人应从公司手中获得多达 2,000,000 股（根据主协议的修改予以调整）公司普通股，购买人应以每股 12.50 美元的价格向公司支付购买股票的总价款。

2.2. Closing 交割. The Closing shall take place at the offices of Greenberg Traurig, LLP, located at 3161 Michelson Drive, Suite 1000, Irvine, California 92612, at 10:00 a.m. local time, on the Closing Date or at such other location or time as the parties to such Closing may agree.

交割应在坐落于 3161 Michelson Drive, Suite 1000, Irvine, California 92612 的、Greenberg Traurig, LLP 办公室内于交割日当地时间早上 10 点，或双方同意的其它地点或时间进行。

2.3. Closing Deliveries.

股票的交付

(a) At Closing, the Company shall deliver or cause to be delivered the following (the "**Company Deliverables**") to the Escrow Agent, as defined in the Main Agreement, a certificate evidencing 1,280,000 of Common Shares.交割时，公司应（简称“公司交付物”）向地产代理人（定义见主协议）交付 1,280,000 股的公司普通股股权证。

(b) At Closing and subject to the Main Agreement, Purchaser shall deliver or cause to be delivered to the Escrow Agent, as defined in the Main Agreement, the sum of $16,000,000 US, along with the $9,000,000 of loan proceeds for a total delivery of $25,000,000. 交割时，依据主协议，购买人应向托管代理人（定义见主协议）支付 1600 万美元的款项以及贷款资金 900 万美元，一共支付 2500 万美元。

(c) Upon conversion of the $9,000,000 debt to equity, if such conversion occurs, as defined and contemplated in the Main Agreement, the Company will deliver a

certificate evidencing 720,000 of Common Shares in exchange for cancellation of the $9,000,000 note and reconveyance of the security for such loan.

900 万美元债权一经转换成股权，如果主协议中定义的转换发生，公司将提供股权证书，证明其用 72 万普通股作为交换用以注销 900 万美元的借款以及再转移贷款担保。

(d) To the extent of any inconsistency between this Agreement and the Main Agreement, the Main Agreement shall prevail.

如果本协议与主协议有任何程度的不一致之处，以主协议为准。

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

第三条

声明与保证

3.1. Representations and Warranties of the Purchaser 购买人的声明与保证.

Purchaser hereby, for itself and for no other Purchaser, represents, warrants and agrees as follows:

购买人在此为其自身而不为其他购买人，作出如下声明、保证和同意：

(a) Authorization 授权.

(i) If the Purchaser is a natural person or if beneficial ownership of the Purchaser is held by an individual through a revocable grantor trust, an individual retirement account or a self-directed employee plan, the Purchaser or the Purchaser's beneficial owner (as applicable) is at least twenty-one (21) years old and it is within the Purchaser's right, power and capacity to execute this Agreement and to consummate the transactions contemplated by this Agreement.

如果购买人是自然人或购买人的受益权是通过可撤销的让与人信托、个人退休账户或自主管理的雇员计划由自然人持有，那么，该购买人或该购买人的受益人最少 21 岁，且购买人具有签署本协议和完成本协议下交易的权利、权力和能力。

(ii) If the Purchaser is a corporation, limited liability company, partnership, trust, retirement system or other entity, the Purchaser is duly organized, formed or incorporated, as the case may be under the jurisdiction of its organization, and the Purchaser is authorized, empowered and qualified to execute this Agreement and consummate the transactions contemplated by this Agreement. The individual signing this Agreement, and all

instruments or documents contemplated hereby, on the Purchaser's behalf has been duly authorized to do so.

如果购买人是一家公司、有限责任公司、合伙企业、信托、退休计划或其他实体，那么，该购买人系合法有效成立，视其成立地管辖情况而定，且该购买人经合法授权，有权签署本协议和完成本协议下的交易。个人已经合法有效授权，可以代表购买人本协议和所有相关协议或文件。

(b) Binding Obligation 约束力. This Agreement is a valid and binding agreement, enforceable against the Purchaser in accordance with its terms. The Purchaser understands that, except as explicitly provided for herein, in the Main Agreement, or by law, the Purchaser is not entitled to cancel, terminate or revoke this Agreement or any of the powers conferred herein.

本协议合法有效，具有约束力，可依据其条款强制购买人执行。购买人了解，除本协议、主协议或者法律中有明确规定，购买人无权取消、终止或撤销本协议或基于本协议产生的任何权力。

(c) No Conflict 无冲突. The execution and delivery of this Agreement by the Purchaser, the consummation of the transactions contemplated hereby and the performance of the Purchaser's obligations under this Agreement, will not conflict with, or result in any violation of or default under, any provision of any governing instrument applicable to the Purchaser, or any agreement or other instrument to which the Purchaser is a party or by which the Purchaser or any of its properties are bound, or any United States or non-United States permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Purchaser or the Purchaser's business or properties.

购买人签署和交付本协议、完成本协议所载之交易和履行其在本协议下之义务不会构成对其可适用的契约协议条款、或其作为当事人一方或对其财产具有约束力之任何协议或其他协议，或对其财产或业务具有约束力之任何美国或美国的许可、特许经营、判决、法令、条例、秩序、规则或规定的冲突或违反。

(d) Due Diligence Materials and Other Information 尽职调查材料和其他信息. The Purchaser has received and read the Due Diligence materials supplied by the Company, a list of which is attached hereto as Exhibit A, (the "**Due Diligence Materials**"), the Company's Certificate of Incorporation and Bylaws, and the Company's audited financials for the period ended March 31, 2014 (together with the Due Diligence Materials, the "**Offering Materials**") and the Purchaser has relied on nothing other than the Transaction Documents and the Offering Materials in deciding whether to make an investment in the Common Shares. In addition, the Purchaser acknowledges that the Purchaser has been given the opportunity to (i) ask questions and receive satisfactory answers concerning the terms and conditions of the Offering, (ii) perform its own independent investigations and (iii) obtain additional information in order to evaluate the merits and risks of an investment in the Common Shares and to verify the accuracy of the information contained in the Offering Materials. No statement, printed material or other information that is contrary to the information contained in the Offering Materials has been given

or made by or on behalf of the Company to the Purchaser. The Purchaser has consulted, to the extent deemed appropriate by the Purchaser, with the Purchaser's own advisers as to the financial, tax, legal, accounting, regulatory and related matters concerning an investment in the Common Shares and on that basis understands the financial, tax, legal, accounting, regulatory and related consequences of an investment in the Common Shares, and believes that an investment in the Common Shares is suitable and appropriate for the Purchaser. Nothing in the foregoing or elsewhere in the Transaction Documents shall, or shall be deemed to, diminish, detract from, prejudice, limit or restrict the validity, enforceability or consequence of the representations, warranties, covenants or undertakings of the Company in the Transaction Documents.

购买人已经收到并阅读公司提供的尽职调查材料，见附件 A（“尽职调查材料”），公司注册证书及章程，公司截至 2014 年 3 月 31 日经审计的财务报表（与“尽职调查材料”统称“发行材料”），并且，购买人仅依据交易文件和发行材料来决定是否投资公司普通股。另外，购买人确认，其已获得相关便利（i）询问关于发行条款及条件的问题并获得满意答案，（ii）展开独立调查，且（iii）获得了相关额外信息，以便其对投资该普通股之利弊作出评估并核实发行材料中之信息的准确性。公司并未向购买人提供任何与发行材料不符之陈述、书面材料或其他信息。购买人已经自其认为适当的范围内向其顾问咨询了有关财务、税务、法律、会计、监管及相关于普通股投资的其他事宜，并有投资公司普通股可能带来的财务、税务、法律、会计、监管及相关方面的后果有了了解，因此购买人认为，投资公司普通股是可行和适当的。上述内容或交易文件中的任何其他内容，不得或不得视为减少、减损、妨碍或限制交易文件中公司作出的陈述、担保、契约或承诺的有效性、可执行或后果。

(e) No Public Solicitation. The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Shares and is not subscribing for the Shares and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

未公开招揽 购买人不知道、未以任何方式依赖于、且也不知道关于公司普通股发行之任何形式的一般招揽或公开广告宣传，包括但不限于，任何报纸、杂志或类似媒体或电视或广播或互联网中的任何广告、文章、通知或其他信息，其公司普通股的认购也并非源自于受邀参加之相关研讨会或其它会议，或购买人所不认识之人的招揽。

(f) Investment Intent 投资意图. The Purchaser represents and warrants that the Common Shares will be acquired by the Purchaser solely for the account of the Purchaser, for investment purposes only and not with a view to the distribution thereof. The Purchaser represents and warrants that the Purchaser (i) is a sophisticated investor with the knowledge and experience in business and financial matters to enable the Purchaser to evaluate the merits and

risks of an investment in the Common Shares, (ii) is able to bear the economic risk and lack of liquidity of an investment in the Common Shares, and (iii) is able to bear the risk of loss of its entire investment in the Common Shares.

购买人声明并保证其购买上述普通股系出于投资的目的，而不是为了进行股票分销。购买人声明并保证：（i）购买人是一位资深的投资者，具有商业和财务方面的丰富知识和经验，有足够的能力对股票投资的利弊和风险进行评估，（ii）购买人有能力承担经济风险及普通股投资流动性不足的风险；并且（iii）购买人有能力承担失去所有普通股投资的风险。

(g) Acknowledgement of Risks; Restrictions on Transfer 确认风险；转让限制. The Purchaser recognizes that (i) an investment in the Common Shares involves certain risks, (ii) the Common Shares will be subject to certain restrictions on transferability as described in the Due Diligence materials and (iii) as a result of the foregoing, the marketability of the Common Shares will be severely limited. The Purchaser agrees that it will not transfer, sell, assign, pledge, mortgage or otherwise dispose of all or any portion of the Common Shares in any manner that would violate the Securities Act or any United States federal or state or non-United States securities laws or subject the Company or any of its affiliates to regulation under the rules and regulations of the SEC or the laws and regulations of any United States federal, state or municipal authority or any non-United States governmental authority having jurisdiction thereover.

购买人确认，（i）普通股投资存在特定风险；（ii）普通受尽职调查材料所描述之转让限制的约束，且（iii）鉴于以上所载，普通股的可销性将受限制。购买人同意不会违反证券法或任何美国联邦或州或非美国证券法律的规定或对公司或其任何附属人具有约束力之任何 SEC 法规和条例或任何美国联邦、州或市政府机构或任何具有管辖权之政府机构的法律和法规而转让、销售、质押、抵押或以其它形式处置普通股的全部或部分。

(h) Additional Investment Risks 其它投资风险. The Purchaser is aware that (i) the Company has a limited financial or operating history and (ii) no United States federal, state or local or non-United States agency, governmental authority or other person has passed upon the Common Shares or made any finding or determination as to the fairness of this investment.

购买人知悉：（i）公司财务和运营历史有限，且（ii）没有任何美国联邦、州或政府机构或非美国的机构、政府机构或其他人就公司普通股发表任何意见，或进行投资或针对次投资的公平性作出决定。

(i) Anti-Money Laundering Matters 反洗钱法事项. The Purchaser acknowledges that the Company seeks to comply with all applicable anti-money laundering laws and regulations. In furtherance of these efforts, the Purchaser represents, warrants and agrees that: (i) no part of the funds used by the Purchaser to acquire the Shares were directly or indirectly derived from, or related to, any activity that may contravene United States federal or state or non-United States laws or regulations, including anti-money laundering laws and

regulations without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the United States Department of the Treasury Office of Foreign Assets Control regulations. The Purchaser acknowledges and agrees that, notwithstanding anything to the contrary contained in any other agreement, to the extent required by any anti-money laundering law or regulation, the Company may restrict distributions or take any other reasonably necessary or advisable action with respect to the Common Shares, and the Purchaser shall have no claim, and shall not pursue any claim, against the Company or any other Person in connection therewith.

购买人确认，公司寻求遵守所有可适用的反洗钱法律和法规的规定。为了进一步展开这方面的努力，购买人声明、保证并同意：(i) 购买人用于收购股票的任何资金都不是直接或间接来自、或与可能导致违反美国联邦或州或非美国法律或法规之任何行动相关，包括反洗钱法，2001 年美国爱国者法案和美国财政部外国资产管制办公室法规。购买人确认并同意，尽管存在相反的情形，在反洗钱法法规所要求的范围内，基于普通股股的认购和销售，公司应限制分销或采取合理必要或明智的行动，并且，购买人应不针对公司或任何其他相关人士提出或发出申索。

(j) Additional Representations for Non-U.S. Purchasers 非美国购买人的补充声明. If the Purchaser is not a United States Person, the Purchaser hereby makes those additional representations applicable to residents of the Purchaser's country of residence as specified in Appendix A to this Agreement, which shall be incorporated into, and be a part of, this Agreement.

如果购买人不是美国人，那么，购买人在此作出附件 A 所载明之、适用于购买人居住地国之具名的补充声明，载有该补充声明的附件应并入本协议中，视为本协议的一部分。

(k) Restricted Securities 限制性证券. The Purchaser understands that the Common Shares are characterized as "restricted securities" under the U.S. securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. None of the Shares are registered under the Securities Act or any state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement and the Main Agreement

购买人了解，本协议下的普通股属于美国证券法规定的限制性证券，通过非公开发行交易从公司受手中收购。依据相关法律和法规的规定，该类证券可在特定情形下依据证券法的规定豁免注册进行转售。该类普通股均未依据证券法或任何州证券法的规定进行注册。购买人了解，该类证券的发行与销售将会依据证券法第 4(a)(2)条及据其颁布的规则 D 之规定豁免注册发行，同时依照购买人在认购协议和股票购买协议中所作之声明、保证和协议进行交易。

(l) Legends 标记. It is understood that, except as provided in Section 4.1(b) of this Agreement, certificates evidencing such Common Shares may and shall bear the legend set forth in Section 4.1(b).

双方均了解，除本协议第 4.1(b)条规定外，涉及之普通股的股权证可以并应当载有第 4.1(b)条所载之标记。

(m) No Legal, Tax or Investment Advice.无法律、税务或投资意见 The Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the acquisition of the Common Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its acquisition of the Common Shares.

购买人了解，本协议或公司在股票认购过程中向购买人提供的任何文件均不构成任何法律、税务或投资意见。购买人已经就本协议所载之收购交易向法律、税务或投资进行了其认为必须或必要的咨询。

(n) Directed Selling Efforts 直接销售努力. The Purchaser will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Common Shares issued hereunder. To the best knowledge of the Purchaser, neither the Company nor any Person acting for the Company has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S.

购买人将不会参与任何以在美国为其已发行之普通股培养市场为目的或经合理预期可能会导致产生该类影响的任何活动。据购买人所知，公司或公司代表人均不会开展规则 S 第 902 条所定义的“直接销售努力”。

(o) No Government Recommendation or Approval 无政府意见或批准. The Purchaser understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, this transaction or the Common Shares.

购买人了解，美国联邦或州管辖机构或其他国家的类似机构均未就公司、本协议所载交易或所涉普通股提出或发表任何意见，或对公司作出认可。

(p) Further Representations by Purchaser 购买人的进一步声明. The Purchaser hereby represents that he has satisfied itself as to the full observance of the laws of Purchaser's jurisdiction in connection with any invitation to acquire the Common Shares or any use of this Agreement, including (i) the legal requirements within his jurisdiction for the acquisition of the Common Shares, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, sale or transfer of the Common Shares. The Purchaser's acquisition and payment for, and

continued beneficial ownership of the Common Shares, will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

购买人在此声明，其就收购公司普通股或本协议的使用完全遵守相关管辖地法律的规定，包括（i）符合其管辖地所规定关于收购该类普通股方面的法定要求，（ii）外国交易所针对该类收购交易的限制，（iii）所需获得之政府或其他同意与批准，及（iv）与普通股之收购、持有、销售或转让相关的所得税和其它纳税结果，如有的话。购买人收购普通股，支付收购款项及对拥有该类普通股的持续受益权将不会导致对购买人具有管辖权之任何可适用之证券法或其它法律构成违反。

3.2. Survival 继续有效. The representations, warranties and covenants contained herein shall survive the Closing and the delivery of the Common Shares.

本协议所载之声明和保证在交割和交付普通股后继续有效。

ARTICLE 4
OTHER AGREEMENTS OF THE PARTIES

第四条

协议方的其它协议

4.1. Transfer Restrictions 转让限制

(a) The Common Shares may only be disposed of in compliance with state, Federal and applicable foreign securities laws. In connection with any transfer of the Common Shares other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Common Shares under the Securities Act.普通股只能依据州、联邦及可适用之外国证券法的规定进行处置。如果不是依据有效的注册登记书进行普通股的转让，公司可能会要求转让人向其提供一份由其选择并且公司可合理接受的律师出具的意见书，该意见书的格式和内容应是公司可合理接受的，基于此，该转让交易无需根据证券法的规定进行注册。

(b) Certificates evidencing the Common Shares will contain the following legend, until such time as the legend is not required under Section 4.1(c): 股权证将包含以下文字说明，直至根据第 4.1(c)条的规定无需该类文字说明之时：

> THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED (1) IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH

RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR (2) UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER SUCH ACT) IN ACCORDANCE WITH REGULATION S. IF THE HOLDER OF THESE SECURITIES IS NOT A U.S. PERSON WITHIN THE MEANING OF REGULATION S UNDER SUCH ACT, SUCH HOLDER AGREES NOT TO, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY EXCEPT AS PERMITTED BY SUCH ACT. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS, AND CONDITIONS WHICH ARE SET FORTH HEREIN IN THE COMPANY'S LIMITED LIABILITY COMPANY AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

本股票未根据《1933 年证券法》（修订版）的规定进行注册。该类证券在（1）未提交生效的注册说明书或收到公司所满意的、说明股票豁免于注册发行的意见书，或（2） 依据《1933 年证券法》（修订版）144 规则或依据 S 规则下通过离岸交易出售时，才能进行出售、质押或抵押。如果该类证券的持有人属于 S 规则所定义的非美国人范畴，那么，该类持有人同意，不会直接或间接第从事相关该类股票的对冲交易，除法律允许的情形外。该类证券的转让受其他限制、条款及条件的约束，该类限制、条款及条件载于公司之有限责任公司协议中，该协议副本在公司主营业所有存档。

(c) The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Common Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Common Shares are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Common Shares may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with reasonable assurance that the Common Shares can be sold, assigned or transferred pursuant to Rule 144.发生以下情形之一，除州法律另有规定的外，上述标记应当移除，公司应向普通股持有签发无该类标记的股权证：（i）该类普通股依据证券法规定进行注册转售发行，（ii）涉及普通股的销售、转让，持有人向公司提交一份其合理接受的律师法律意见函，以普遍可接受的形式，从而使得上述普通股之出售或转让交易可根据相关证券法之规定予以豁免于注册而进行，或（iii）持有人向公司提供合理确定，确认该类普通股可依据 144 规则出售或转让。

4.2. Indemnification 补偿条款. To the fullest extent permitted by applicable law, the Purchaser agrees to indemnify and hold harmless the Company and each officer, director, shareholder, or employee of the Company and each other Person that controls, is controlled by,

or is under common control with, any of the foregoing within the meaning of Section 15 of the Securities Act, from and against any and all Losses relating to or arising out of (i) any breach of any representation, warranty or certification, or any breach of or failure to comply with any covenant or undertaking, made by or on behalf of the Purchaser in this Agreement or (ii) any action for securities laws violations instituted by or on behalf of the Purchaser that is finally resolved by judgment against the Purchaser.

购买人同意在法律所允许的最大范围内补偿并使公司及其高管、董事、股东或雇员及每个控制人、被控制人、或普遍控制下的每个人、以及上述属于证券法第 15 条定义内的任何人免受基于以下原因所导致的损失：（i）购买人就与本协议所载之股票认购相关违反其在本协议中所作出的任何声明、保证或证言，或未能履行和遵守任何保证或承诺，或（ii）购买人发起之任何违反证券法之诉讼，且该类诉讼最终以针对购买人之判决而告终。

ARTICLE 5
CONDITIONS PRECEDENT TO CLOSING

第 5 条

交易完成的条件

5.1. Conditions Precedent to the Obligations of the Company 公司履行义务的条件. The obligation of the Company to issue Common Shares at Closing is subject to the satisfaction or waiver by the Company, at or before each such Closing, of each of the following conditions:

除非满足以下条件（购买人可以对这些条件作出全部或部分弃权），否则，购买人不负有完成交易的义务。

(a) Representations and Warranties 声明与保证. The representations and warranties of Purchaser contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

截至到本协议签订之日和交割之日，本协议所载之购买人作出的所有声明与保证在重大方面均真实准确。

(b) Performance 履行. Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchaser at or prior to the Closing;

购买人已经于交割日或之前在所有重大方面均已履行、满足并遵守了所有协议、约定及按本协议要求须履行、满足或遵守之条款条件。

(c) No Injunction 无禁令限制. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered,

promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement; and

没有任何有管辖权之法院或政府机构颁布、办法或制定、发布任何关于禁止完成本协议所载之交易的法令、法规、调理、执行令、命令、法令、裁决或禁令。

(d) Purchaser's Deliverables 购买人交付物. Purchaser shall have delivered its Purchaser's Deliverables in accordance with Section 2.3(b).

购买人应按本协议第 2.3(b)款的规定交付其应交付的项目。

5.2. Update Information 信息更新. The Purchaser agrees to notify the Company promptly of any change that may cause any representation, warranty or statement set forth in this Agreement to become untrue or misleading in any material respect, and to provide such additional information that the Company requests from time to time and deems necessary to determine the eligibility of the Purchaser to hold Common Shares. The Purchaser also agrees to provide the Company all information that otherwise may be reasonably requested by the Company in connection with compliance with applicable law by the Company and their respective affiliates, including, without limitation, all applicable anti-money laundering laws and regulations.

购买人同意若发生任何可能导致本协议所载之声明、保证或陈述错误或在重大方面产生误导作用的变化情形，会将此情况立即通知公司，并且同意按公司要求随时提供其所需之可决定购买人是否持有公司普通股之资格的相关信息。购买人还同意向公司提供其所合理要求的、确定公司及其附属人，是否遵守可适用之法律，包括反洗钱法规等合规方面的信息。

ARTICLE 6
MISCELLANEOUS

第 6 条

其它条款

6.1. Fees and Expenses 费用和开支. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents.

双方支付各自的顾问、律师、会计及其它专家费用，如有的话，并应支付其因谈判、编制、签署、交付和履行本协议及其他交易文件所导致发生的所有其它费用。

6.2. Entire Agreement 整体协议. This Agreement, together with the Main Agreement and the exhibits hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and

representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents and exhibits.

本协议以及股票购买协议和附件构成双方就协议标的整体共识，并取代所有以前双方达成的书面的或是口头的协议、谅解、讨论和声明与陈述，且双方确认该类协议、谅解、讨论和声明与陈述并入本协议文件和附件中。

6.3. Notices 通知. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:00 p.m. (Hawaii time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:00 p.m. (Hawaii time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

所有通知或其他通信或其他因此协议需要或允许的交付应以书面形式出现，并应在以下情况下被视为已送达，取最早者：（a）若该类通知或通信是通过传真发送，且在纽约股票交易所开放交易日的下午 5 点之时或之前（夏威夷时间）收到确认回执，则为传真发送当日，（b）若该类通知或通信是通过传真发送，而在非纽约股票交易所开放交易日当天或在纽约股票交易所开放交易日当天迟于下午 5 点之时或之前（夏威夷时间）收到确认回执，则为传真发送当日之后的下一个交易日，（c）通过美国全国性的快递公司发送，则为发送当日后的第二个交易日，（d）通知发送至接收方或通知接收方实际收到之日。双方应将所有此类通知或其他通信递送至本协议签字页中所载地址或双方可能书面指定其他地址。

6.4. Amendments; Waivers; No Additional Consideration 修订、弃权；无其他考虑. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5. Construction 解释. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. This Agreement is written in both English

and Chinese, which shall be of equal force and effect, and in case of any inconsistency, the English version shall prevail.

此协议中的标题仅是出于方便的考虑，不应视为协议的部分。本协议使用的语言将视为双方选择之用于表达双方意图的语言，不适用狭义解释的规则。本协议应视为由双方共同起草。本协议以中英两种文字书就，具有同等效力，如有冲突以英文本为准。

6.6. Successors and Assigns 继任者和转让. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Common Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Common Shares, by the provisions hereof that apply to "Purchaser."

本协议有利于协议双方及其继任者，对其具有约束力，本协议允许转让。购买人可以将其在本协议下的任何或一切权利转让给其普通股的受让人，只要该受让人以书面的形式同意受之前适用于购买人之相关受让普通股之条款规定的约束。

6.7. No Third-Party Beneficiaries 无第三方受益人. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.2 (as to Purchaser Party).

本协议基于协议双方和其继任者和受让人，而不是基于任何其他人的利益而订立，并且，任何其他人不可以强制执行本协议任何条款，除本协议第 4.3 条（关于购买人）的规定外。

6.8. Governing Law 管辖法律. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state or Federal courts sitting in Delaware ("**Delaware Courts**"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such Delaware Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. **EACH PARTY HERETO HEREBY**

IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

所有关于本协议的解释、有效性、强制执行性和释义均依特拉华州州内法之规定，不考虑冲突法原则。双方同意，相关于本协议及其它任何交易文件所载之交易的解释、执行和抗辩（无论是针对任一方或其各自子公司、附属公司、董事、高层管理人员、股东、雇员或代理人）均应只在坐落于特拉华州内的州及联邦法院进行和开展。双方在此不可撤销地确认，将就因本协议或与本协议相关或与本协议所载交易相关（包括但不限于关于任何交易文件的强制执行）所导致的争议提交坐落在特拉华州内的州及联邦法院进行判决或裁决，并且，双方在此不可撤销地放弃以"不当诉讼或法律程序"或"不适宜管辖地"为由进行抗辩的权利。双方在此不可撤销地放弃由专人递送的法律文书之送达程序，并同意通过挂号邮件或快递的形式（须有交付证明）将法律文书送达至协议所载之相关地址，并且同意，该类方式的送达应视为已良好并充分地将法律文书和通知送达。本协议所载任何内容均不得被视为以法律所允许的任何方式对相关诉讼文件递送之任何权利进行了限制。**双方均在此不可撤销地，就在可适用之法律所允许的最大范围内，针对基于履行本协议或与本协议相关或本协议所载之交易相关而导致发生的任何法律诉讼程序，放弃适用陪审团审判的权利。**如果任一方提出诉讼要求强制执行本协议之任何条款，那么，胜诉一方应当有权就其在调查、准备和检控过程中所发生的合理律师费及其它成本费用要求败诉方作出赔偿。

6.9. Survival 继续有效. All representations, warranties, agreements and covenants contained herein shall survive, without limitation, the Closing and the delivery of the Common Shares.

本协议所载之声明、保证、协议和协定应在交易完成和交付普通股后继续有效。

6.10. Execution 协议的签署. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

本协议一式两份或多份，所有协议副本将统一整体，视为同一文件，并且在双方签署并交付另一方时生效，双方理解并同意，双方无需签署同意文件副本。如果通过传真签署文件，那么，该文件签署应对签署协议一方的具有约束力，与正本签署一样具有同等的效力。

6.11. Severability 可分割性. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

如果本协议有任何条款在任何方面被裁定为无效或不可执行，那么，其他条款的有效性和执行性不应受到任何影响或损害，并且，双方将尽力磋商达成一个有效可执行的、合理的替代条款，且双方就此替代条款一经达成一致即并入本协议。

6.12. Replacement of Securities 证券换发. If any certificate or instrument evidencing any Common Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Common Shares. If a replacement certificate or instrument evidencing any Common Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

如果任何证券的证明文件残缺、丢失、被盗或遭到破坏，公司应当签发或促使替换、代替，并在取消或替代时，签发新的证明文件，但只有公司收到合理满意的证据证明该类损失、盗窃或损毁并作出常规和合理补偿，若要求的话。在这种情况下申请新发证明文件的申请人应支付与该类换发证券发行相关的、合理的第三方费用。如果基于残缺的原因要求换发证券或相关证明文件，那么，公司可能会要求在换发前提交该类残缺证券或相关证明文件。

6.13. Remedies 救济. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate. 除根据本协议或法律有权行使一切权利外，包括恢复损害，购买人和公司有权根据本协议要求强制执行。双方同意，由于违反义务导致的损失可能用金钱无法补偿，在此，双方同意，就任何要求履行强制执行义务的诉讼放弃要求获得充分法律救济。

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

【以下无正文，为签字页】

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

双方通过其各自的正式授权签字人于文首所述日期签署了本认购协议，**以昭信守。**

AINA LE'A, INC.

AINA LE'A 有限公司

By / 签字：____________________

Name: Robert J. Wessels

姓名: Robert J. Wessels

Title: Chief Executive Officer and President

职位： 首席执行官兼总裁

Address for Notice:

通知地址：

c/o Aina Le'a, Inc.

Aina Le'a 有限公司

69-201 Waikoloa Beach Drive

Suite 2617

Waikoloa, Hawaii 96738

Attention 收件人:

Mr. Robert Wessels

Fax 传真: 808-443-0145

SHANGHAI ZHONGYOU REAL ESTATE GROUP

上海中优房地产集团有限公司

By / 签字：____________________

Name: Wu Zheng

姓名： 吴征

Title: Chairman

职位： 董事长

Address for Notice:

通知地址：

333 North Chengdu Road

South Building, Suite 2403

Shanghai 200041

China

成都北路 333 号
上海招商局广场南楼 2403 室
中国，上海
邮政编码：200041

Tel / 电话: +86-021-52981788
Fax / 传真: +86-21-52981769

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

双方通过其各自的正式授权签字人于文首所述日期签署了本认购协议，**以昭信守。**

AINA LE'A, INC.

AINA LE'A 有限公司

By / 签字： ____________________

Name: Robert J. Wessels

姓名: Robert J. Wessels

Title: Chief Executive Officer and President

职位： 首席执行官兼总裁

Address for Notice:

通知地址：

c/o Aina Le'a, Inc.

Aina Le'a 有限公司

69-201 Waikoloa Beach Drive

Suite 2617

Waikoloa, Hawaii 96738

Attention 收件人:

Mr. Robert Wessels

Fax 传真： 808-443-0145

SHANGHAI ZHONGYOU REAL ESTATE GROUP

上海中优房地产集团有限公司

By / 签字： ____________________

Name: Wu Zheng

姓名： 吴征

Title: Chairman

职位： 董事长

Address for Notice:

通知地址：

333 North Chengdu Road

South Building, Suite 2403

Shanghai 200041

China

成都北路 333 号
上海招商局广场南楼 2403 室
中国，上海
邮政编码：200041

Tel / 电话： +86-021-52981788
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Appendix A
Additional Representations for Non-U.S. Persons

As used herein, the term "Shares" shall mean shares of common stock of the Company, 0.001 par value, and the term "Subscriber" shall mean the person or entity executing the Contribution Agreement as the "Purchaser" to which this Appendix A is attached.

SUBSCRIBERS IN HONG KONG

WARNING: THE CONTENTS OF THIS MEMORANDUM HAVE NOT BEEN REVIEWED BY ANY REGULATORY AUTHORITY IN HONG KONG. THE INVESTOR IS ADVISED TO EXERCISE CAUTION IN RELATION TO THE OFFER. IF THE INVESTOR IS IN ANY DOUBT ABOUT ANY OF THE CONTENTS OF THIS MEMORANDUM, THE INVESTOR SHOULD OBTAIN INDEPENDENT PROFESSIONAL ADVICE. THIS MEMORANDUM HAS NOT BEEN DELIVERED FOR REGISTRATION TO THE REGISTRAR OF COMPANIES IN HONG KONG, AND, ACCORDINGLY, THE SHARES MAY NOT BE OFFERED OR SOLD IN HONG KONG BY MEANS OF THIS MEMORANDUM OR ANY OTHER DOCUMENT OTHER THAN TO PERSONS WHOSE ORDINARY BUSINESS IT IS TO BUY OR SELL SHARES OR DEBENTURES, WHETHER AS PRINCIPAL OR AGENT, OR IN OTHER CIRCUMSTANCES WHICH DO NOT CONSTITUTE AN OFFER TO THE PUBLIC FOR THE PURPOSES OF THE COMPANIES ORDINANCE (CAP. 32 OF THE LAWS OF HONG KONG) (THE "CO"), OR TO "PROFESSIONAL INVESTORS" WITHIN THE MEANING OF THE SECURITIES AND FUTURES ORDINANCE (CAP. 571 OF THE LAWS OF HONG KONG) (THE "SFO") AND ANY RULES MADE UNDER THE SFO, OR IN OTHER CIRCUMSTANCES WHICH DO
NOT RESULT IN THE DOCUMENT BEING A "PROSPECTUS" WITHIN THE MEANING OF THE CO. UNLESS PERMITTED TO DO SO BY THE SECURITIES LAWS OF HONG KONG, NO PERSON MAY ISSUE OR CAUSE TO BE ISSUED IN HONG KONG THIS MEMORANDUM OR ANY AMENDMENT OR SUPPLEMENT THERETO OR ANY OTHER INFORMATION, ADVERTISEMENT OR DOCUMENT RELATING TO THE SHARES TO THE PUBLIC TO ENTER INTO OR OFFER TO ENTER INTO AN AGREEMENT TO ACQUIRE, DISPOSE OF, SUBSCRIBE FOR OR UNDERWRITE THE SHARES OTHER THAN WITH RESPECT TO SHARES WHICH ARE OR ARE INTENDED TO BE DISPOSED OF ONLY TO PERSONS OUTSIDE HONG KONG OR ONLY TO "PROFESSIONAL INVESTORS" WITHIN THE MEANING OF THE SFO AND ANY RULES MADE THEREUNDER.

THIS MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE SHARES DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISORS OF THE PROSPECTIVE INVESTOR RECEIVING THIS MEMORANDUM). SUBSCRIPTIONS WILL NOT BE ACCEPTED FROM ANY PERSON OTHER THAN THE PERSON TO WHOM THIS MEMORANDUM HAS BEEN DELIVERED.

SUBSCRIBERS IN PEOPLE'S REPUBLIC OF CHINA

NO INVITATION TO OFFER, OR OFFER FOR, OR SALE OF, THE SHARES WILL BE MADE TO THE PUBLIC IN THE PEOPLE'S REPUBLIC OF CHINA (WHICH, FOR SUCH PURPOSES, DOES NOT INCLUDE THE HONG KONG OR MACAU SPECIAL ADMINISTRATIVE REGIONS OR TAIWAN) OR BY ANY MEANS THAT WOULD BE DEEMED PUBLIC UNDER THE LAWS OF THE PEOPLE'S REPUBLIC OF CHINA. THE INFORMATION RELATING TO THE SHARES CONTAINED IN THIS MEMORANDUM HAS NOT BEEN SUBMITTED TO OR APPROVED BY THE CHINA SECURITIES REGULATORY COMMISSION OR OTHER RELEVANT GOVERNMENTAL AUTHORITIES IN THE PEOPLE'S REPUBLIC OF CHINA. THE SHARES MAY ONLY BE OFFERED OR SOLD TO CHINESE INVESTORS THAT ARE AUTHORIZED TO BUY AND SELL SECURITIES DENOMINATED IN FOREIGN EXCHANGE. POTENTIAL INVESTORS RESIDENT IN THE PEOPLE'S REPUBLIC OF CHINA ARE RESPONSIBLE FOR OBTAINING ALL RELEVANT APPROVALS FROM THE CHINESE GOVERNMENT AUTHORITIES, INCLUDING BUT NOT LIMITED TO THE STATE ADMINISTRATION OF FOREIGN EXCHANGE, BEFORE PURCHASING THE SHARES.

SUBSCRIBERS IN SINGAPORE

THIS MEMORANDUM HAS NOT BEEN AND WILL NOT BE REGISTERED AS A PROSPECTUS WITH THE MONETARY AUTHORITY OF SINGAPORE (THE "AUTHORITY") AND THE SHARES TO BE ISSUED PURSUANT TO THE SCHEME WILL BE OFFERED PURSUANT TO AN EXEMPTION INVOKED UNDER SECTION 304 OF THE SECURITIES AND FUTURES ACT, CAP. 289 (THE "SFA"). ACCORDINGLY, THE SHARES MAY NOT BE OFFERED OR SOLD, OR BE MADE THE SUBJECT OF AN INVITATION FOR SUBSCRIPTION OR PURCHASE, NOR MAY THIS MEMORANDUM OR ANY OTHER OFFERING DOCUMENT OR MATERIAL RELATING TO THE SHARES BE CIRCULATED OR DISTRIBUTED, DIRECTLY OR INDIRECTLY, TO THE PUBLIC OR ANY MEMBER OF THE PUBLIC IN SINGAPORE OTHER THAN (I) TO A PERSON FALLING WITHIN SECTION 304 OF THE SFA ("INSTITUTIONAL INVESTOR"), (II) TO A SOPHISTICATED INVESTOR SPECIFIED IN, AND IN ACCORDANCE WITH THE CONDITIONS OF, SECTION 305 OF THE SFA ("SOPHISTICATED INVESTOR") OR (III) OTHERWISE THAN PURSUANT TO, AND IN ACCORDANCE WITH THE CONDITIONS OF, ANY OTHER APPLICABLE PROVISION OF THE SFA.

THE OFFER OR INVITATION WHICH IS THE SUBJECT OF THIS MEMORANDUM IS ONLY ALLOWED TO BE MADE TO SOPHISTICATED INVESTORS AND NOT THE RETAIL PUBLIC. IN PARTICULAR, IT SHOULD BE NOTED THAT WHERE THE SHARES ARE INITIALLY ACQUIRED PURSUANT TO AN EXEMPTION IN: (I) SECTION 304 OF THE SFA BY AN INSTITUTIONAL INVESTOR, THE FIRST SALE OF THOSE SHARES MAY ONLY BE MADE TO ANOTHER INSTITUTIONAL INVESTOR OR A SOPHISTICATED INVESTOR. IN THE LATTER CASE, SECTION 305 OF THE SFA SHALL APPLY TO THE OFFER FOR SALE OF, OR INVITATION TO PURCHASE, THOSE SHARES AND (II) SECTION 305 OF THE SFA BY A SOPHISTICATED INVESTOR, THE FIRST SALE OF THOSE SHARES MAY ONLY BE MADE TO AN INSTITUTIONAL INVESTOR OR ANOTHER SOPHISTICATED INVESTOR. MOREOVER, THIS MEMORANDUM DOES NOT COMPLY WITH THE REQUIREMENTS FOR A PROSPECTUS UNDER THE SFA. ACCORDINGLY STATUTORY LIABILITY UNDER THE SFA IN RELATION TO THE CONTENT OF PROSPECTUSES WOULD NOT APPLY. YOU SHOULD CONSIDER CAREFULLY WHETHER THE INVESTMENT IS SUITABLE FOR YOU.

Exhibit A
[List of Disclosure Materials]

1. Amendment Filing Aina Lea Inc. pdf
1.1. AINA LE A INC DE - CERTIFICATE OF INCORPORATION.pdf
1.2. Bylaws and certification Feb 2012.pdf
1.3. Aina Le'a - Delaware COGS 3_27_14.pdf
1.3. COGS Aina Lea Hawaii_PDF-48663F1.pdf
1.3. Delaware – COGS 8-6-13.pdf
1.4 Minutes of the Special Meeting 6-16-2014.pdf
1.4. Board Special Meeting 8-10-13.pdf
1.4. Minutes July 8, 2013 Aina Lea INC.pdf
1.4. Minutes of the Special Meeting 4-1-2014 (15,275,000 Loan).pdf
1.4. Minutes.Dec_1_and_2_2010.pdf
1.5. Representative copy of Stock Certificate.pdf
1.6. First Amendment 20110708175525264.pdf
1.6. Good Standing - HRD - Hawaii-1Aug2013.pdf
1.6. Trust 2nd Amendment.pdf
1.6. Trust Agreement (Individual).pdf
1.6. Trust Agreement.pdf
1.7. Joint Development with Trust & TrueStyle.pdf
1.7 Partial assignment DW to AL.pdf
1.7. Joint Development Aina Lea & Bridge.pdf
1.8. Analyst report on Aina Le'a Inc. - R Wong.doc
1.8. Financial DD report Paul Wan & Co_Project Aina Le'a.pdf
1.8. Hanshinjung Rating Co Evaluation.pdf
1.8. Whales Point - Business Plan (Updated 6-19-14).docx
1.9. DW Answering Brief - 017796268.pdf
1.9. Judge Strances Order.pdf
1.9. Letter from Hawaii County_Status of Occupancy Permits 5-23-14.pdf
1.9. Public Offering Statement
1.9. State Letters and Permits.pdf
1.10. Building Permits.pdf
1.10. Wastewater Approval.pdf
1.11. 01_PURCHASE AND SALE CONTRACT FOR UNDIVIDED…UST - 2Nov09.DOC
1.11. 02_APPENDIX A _ AINA LEA LAND TRUST NO 1 AGREE…Nov09 - Single.DOC
1.11. 03_APPENDIX B _ AINA LEA LAND TRUST NO1 1 - BEN…ENT - 2Nov09.DOC
1.11. 04_APPENDIX C _ AINA LEA LAND TRUST ASSIGNMEN…REST - 2Nov09.DOC
1.11. 05_APPENDIX D_AINA LEA _ LIMITED POWER OF ATTORNEY 2Nov09.doc
1.11. 06_Warranty Deed - 10 Dec 2009.docx
1.11. 07_WARRANTY DEED INTO LAND TRUST - 2Nov09.DOC
1.11. 08_AINA LEA _ JOINT DEVELOPMENT AGREEMENT _ L…ND - 30Oct09.docx
1.11. 09 - Receipt of POS.doc
1.11. CapitalAsia ULF Agreement.pdf
1.12. Aina Le'a Consultant List.xlsx
2.3. Aina Lea ShareholderList.pdf
2.3. Regression Diagram.pdf
2.3. Shareholders from ULF's.xlsx
2.7. 2052_CHOONG HONG KIM_61_JD.pdf
2.7. 2052_CHOONG HONG KIM_61_P&S.pdf
2.7. 2052_CHOONG HONG KIM_61_PPM.PDF
2.10. Private Placement Memo.PDF
3 5% Citadel Land Transfer Subscription.12.04.08.pdf
3.1. Aina Lea Audited and Reviewed Financial Statements M…014 and 2013.docx
3.2. 5 year Financials.xlsx
3.3. Aina Lea Integrated Financial Model 09-29-14.xlsx

3.3. Aina Lea Sales Margin Cost Schedule (Rev_04_17_14).xlsx
3.3. CFD BONDING INFO2.xlsx
3.3. Whales Point - Business Plan.docx
3.4. MGO Audit 7-28 BOD Presentation.ppt
3.6. Aina Lea Audited and Reviewed Financial Statements M... 014 and 2013.docx
3.8. Bridge Promissory Note 2.2 million.pdf
3.8. Farm Inv Group Note.pdf
3.8. Note-Winston Yau 6-19-12.pdf
3.8. Note-Winston Yau-Amendment 1.pdf
3.8. Note-Winston Yau-Amendment 2.pdf
4.1. Moss Adams 03-31-14 Aina Le'a Inc Provision 7-30-14.pdf
5.1(b) Amended Sale Agreement (Dec 11 2009).pdf
5.1(b) Bridge Purchase and Sales Contract (Feb 9 2009).pdf
5.1(b) LOI PSA Bridge Loan and Reinstatement 6-28-13.pdf
5.1(b) Supplemental Amendment to Amended PSA Dec 11 2009.pdf
5.1(c) Warranty Deed D-1-B.pdf
5.1(d) HET Title Report 7-26-13.pdf
5.1(d) Old Republic Preliminary Title Report 2-24-2014.pdf
5.1(e) APPRAISAL UPDATE OF AINA LEA__FINAL-7-25-2012.pdf
5.1(e) June 2014_Market_Study_Update-FINAL-7-15-2014.pdf
5.1(e) Lawrence land appraisal 2-16-2011.pdf
5.1(f) EIS Vol 1.pdf
5.1(f) EIS Vol 2.pdf
5.1(f) EIS Vol 2B.pdf
5.1(g) Surveyors Affidavit (D-1-B).PDF
5.1(h) HET 13003224 Commitment.pdf
5.1(h) Old Republic Preliminary Title Report 2-24-2014.pdf
5.1(i) D1B Closing Statement.pdf
5.1(k) Property Tax 2014.pdf
5.2. Joint Development Aina Lea & Bridge.pdf
5.2(b) Old Republic Escrow Agreement.pdf
5.2(c) $1,000,000 Note to PPGroup (Mark Balin).pdf
5.2(c) $1,000,000 Won Hoon Cho (Subscription).pdf
5.2(c) $15,000,000 Note to Relco Corp.pdf
5.2(c) $49,168 Note to Steve Dunnington.pdf
5.2(c) $73,977 Note to Marc Bailin.pdf
5.2(c) $75,375 Note to Relco Corp.pdf
5.2(c) $150,000 Note to Richard Bernstein.pdf
5.2(c) $151,473 Note to Marc Bailin.pdf
5.2(c) $450,000 Note to Robert Wessels.pdf
5.2(c) $500,000 Elissa Y Cha (Subscription).pdf
5.2(c) $500,000 Myungsook Jun (Subscription).pdf
5.2(c) $941,727 Note to RJW&LLW Family Trust.pdf
5.2(c) DW - Notes Payable (12_31_2012) Converted to Stock.xlsx
5.2(g) 2007_Premiere_Aina_Lea_Appraisal_Report.pdf
5.2(g) 2008 Hanshinjung Rating_Woori Bank Evaluation.pdf
5.2(g) Hana_translation-English_Woori Bank Evaluation.pdf
5.2(i) AINA LEA ALL TOPO 3.29.2011.dwg
5.3. D1B Closing Statement.pdf
5.3. HET 13003224 Commitment.pdf
6.1. Bluescope Legal 9-18-12.pdf
6.1. Summons_Tatum_2_7_14.pdf
6.2(c) 1_Mauna Lani Complaint.pdf
6.2(c) 2_Ntc Jdgmt_20130328filed.pdf
6.2(c) 3_Judgment_20130328filed.pdf
6.2(c) 4_Order Remand_20130328filed.pdf

6.2(c) Status of Occupancy Permits from County.pdf
6.2(d) GBI Executed Settlement Term Sheet2014.04.01 .pdf
6.2(d) Goodfellows Arbitration.pdf
6.4. GBI Executed Settlement Term Sheet2014.04.01 .pdf
6.5. Alan Okamoto Audit Letter Response 7-30-14.pdf
6.5. McCorriston Confirmation Audit Ltr 7-21-14.pdf
6.5. Richard Bernstein_July 15 2014 Audit response.pdf
7.2. Engineering Partners Access Road.pdf
7.2. Engineering Partners Offsite Water & HELCO Corridor.pdf
7.2. EPI - Ho'olei 6-9-2011.pdf
7.2. EPI Agreement - Lulana Gardens 4-18-2012.pdf
7.2. HELCO Updated Contract 1-24-2014.pdf
7.2. Pacific Aina Management_Lulana Gardens Phase 1 Gro... ract (8.14.2012).pdf
7.2. Rivco_Pacific Stone Access Road.pdf
7.2. Rivco_Pacific Stone Offsite Water 1.pdf
7.2. Rivco_Pacific Stone Offsite Water 2.pdf
7.2. Truestyle Contract 4-20-09.pdf
7.2. TrueStyle second clarification amendment 6-29-11.pdf
7.2. West Hawaii Water Company Agreement.pdf
7.4. Pacific Aina Management_Lulana Gardens Phase 1 Grow Contract.pdf
8.14. Jackson_Questionnaire.pdf
8.14. Questionnaire_Wessels.pdf
8.15. Organizational Structure.pptx
8.16. Aina Lea Accounting Manual revised 2-18-14.doc
10.1 Atlas Ins WWTP $5,000,000.pdf
10.1 Atlas_Dongbu Lulana Gardens $5,664,000.pdf
10.1 Great Divide $5,000,000 General Liability.pdf
10.1 Lulana Gardens AOAO - CRIME POLICY.pdf
10.1 Lulana Gardens AOAO - D&O Policy $1,000,000.pdf
10.1 Waikoloa Cert of Insurance $5,000,000.pdf
11.3. AGP Capital 18.75M Loan.pdf
11.3. First Equity Bond Acceptance 6-20-2014.pdf
11.3. Private Capital Group LOI 4-4-14.pdf
11.3. UKW China 7-2-14.pdf
Affordable Hoursing Agreement 10-1-2014.pdf
Alan Okamoto Audit Letter Response 7-30-14.pdf
Basis for shares.docx
FINAL PPM.pdf
HRD_CAG_Aina Lea_DW Aina Lea Distribution Agreement_CAG Signed.pdf
MINUTES OF SPECIAL MEETING OF MEMBERS- November 1, 2, 2012-signed.pdf
November 25, 2005 Order.pdf
ORD 1996-153 1994-1996 tmk36801125.pdf
Winston Yau - Direction to Trust for Beneficial Interest.pdf
1. PrelimPackage-6835000101.pdf
4. Blue Scope Water.pdf
4. Bluescope Legal.pdf
5. Summons_Tatum_2_7_14.pdf
5. Tatum Contract 09-17-12.pdf
6. D-1-B-1 Trustees Deed Recorded 12-19-13.pdf
6. Ho'olei Site Plan.pdf
6. Revised D-1-B-1-(9-18-12).pdf
6. Revised Lot D-1-B-2-(9-18-12).pdf
7. Bridge 2.2 Loan Docs & Recording.pdf
2285_TAKAHASHI HISAKO_JD.pdf
2285_TAKAHASHI HISAKO_P&S.pdf
2285_TAKAHASHI HISAKO_PO.pdf

2285_TAKAHASHI HISAKO_POA-BANS.pdf
2285_TAKAHASHI HISAKO_TA.pdf
2285_TAKAHASHI HISAKO_TB.pdf
2285_TAKAHASHI HISAKO_TC.pdf
2285_TAKAHASHI HISAKO_TD.pdf
2285_TAKAHASHI HISAKO_TR.pdf
2285_TAKAHASHI HISAKO_WD Stamped.pdf
2041_LIM JIN JUN_59_JD.pdf
2041_LIM JIN JUN_59_P&S.pdf
2041_LIM JIN JUN_59_PO.pdf
2041_LIM JIN JUN_59_POA-BANS.pdf
2041_LIM JIN JUN_59_TA.pdf
2041_LIM JIN JUN_59_TB.pdf
2041_LIM JIN JUN_59_TC.pdf
2041_LIM JIN JUN_59_TD.pdf
2041_LIM JIN JUN_59_TR.pdf
2041_LIM JIN JUN_59_TRUST.pdf
2041_LIM JIN JUN_59_WD Stamped.pdf
2278_YONG KWAI MENG_JD.pdf
2278_YONG KWAI MENG_JD.pdf
2278_YONG KWAI MENG_P&S.pdf
2278_YONG KWAI MENG_POA-BANS.pdf
2278_YONG KWAI MENG_TA.pdf
2278_YONG KWAI MENG_TB.pdf
2278_YONG KWAI MENG_TC.pdf
2278_YONG KWAI MENG_TD.pdf
2278_YONG KWAI MENG_TR.pdf
2278_YONG KWAI MENG_WR.pdf
Transfer of UDI Ackowledgment Leter - Part 1
Exit Payout - Apr 12 (Paid in Jul 12) 1-24 .pdf
Exit Payout - Apr 12 (Paid in Jul 12).pdf
Exit Payout - Mar 12 (Paid in Jun 12) 1 - 44.pdf
Exit Payout - Mar 12 (Paid in Jun 12) .pdf
Exit Payout - Feb 12 (Paid in May 12) 1 - 27.pdf
Exit Payout - Feb 12 (Paid in May 12).pdf

LEGAL DESCRIPTION OF THE MORTGAGED LAND

附件 B

抵押土地的法律描述

LEGAL DESCRIPTION OF LOT D-1-B-1

OF THE VILLAGES OF AINA LEA, PHASE 1

All of that certain Property being a portion of Royal Patent 5678, Land Commission Award 8521-B, Apana 1 to G.D. Hueu; also being the East portion of Lot D-1-B being a part of a certain subdivision of land found of record as SUB 09-000860, as approved for recordation, Bureau of Conveyances, State of Hawaii, said land situated at Waikoloa, South Kohala, Island, County and State of Hawaii, containing an area of 23.559 acres, more or less, and thus bounded and described as per survey as follows:

Beginning at a Southeast corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station "PUU HINAI" being 8,977.64 feet North and 16,487.29 feet West and running by azimuths measured clockwise from True South:

			Thence along a curve to the right, with a radius of 1260.00 feet, the chord azimuth and distance being:
1.	**62°35'43.5"**	**635.01**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
2.	**172°00'00"**	**196.12**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;
3.	**183°50'51"**	**9.84**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;
			Thence along a curve to the left (cul-de-sac) with a radius of 48.00 feet, the chord azimuth and distance being:
4.	**165°54'01.5"**	**68.08**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;
			Thence along a curve to the right with a radius of 31.00 feet, the chord azimuth and distance being:
5.	**54°18'34"**	**24.47**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;
6.	**168°13'55"**	**31.04**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;
7.	**173°43'36"**	**191.79**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;
8.	**83°43'36"**	**208.49**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;

LEGAL DESCRIPTION OF LOT D-1-B-1

9. 99°15'00"	**225.96**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;
10. 119°00'00"	**148.41**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2 ;
11. 172°38'53"	**65.60**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2 ;
12. 209°00'00"	**175.43**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-2;
13. 299°00'00"	**347.68**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
14. 254°00'00"	**104.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
15. 216°00'00"	**99.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A ;
16. 170°00'00"	**95.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
17. 138°30'00"	**92.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A ;
18. 245°30'00"	**271.95**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
19. 271°00'00"	**121.85**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
		Thence along a curve to the left, with a radius of 330.00 feet, the chord azimuth and distance being:
20. 3°39'00"	**209.97**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
21. 255°06'00"	**60.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
22. 305°30'00"	**94.05**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
23. 280°00'00"	**85.13**	feet along the remainder of R.P. 5671, L.C. Aw.

LEGAL DESCRIPTION OF LOT D-1-B-1

		8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
24. 240°30'00"	**97.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
25. 210°00'00"	**427.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A ;
26. 257°30'00"	**375.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A ;
27. 253°00'00"	**381.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A ;
28. 13°00'00"	**64.14**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A ;
		Thence along a curve to the right, with a radius of 960.00 feet, the chord azimuth and distance being:
29. 30°30'00"	**577.36**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A ;
30. 48°00'00"	**730.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A to the point of Beginning and containing an area of 23.559 Acres, more or less.

Prepared by:
PATTISON LAND SURVEYING INC.
KAILUA-KONA, HAWAII

THOMAS G. PATTISON
LICENSED PROFESSIONAL LAND SURVEYOR
No. 10743
HAWAII U.S.A.

June 28th, 2012
Revised September 18th, 2012

Thomas G. Pattison
Licensed Professional Land Surveyor
Certificate No. 10743 Expires 4/30/2014

EXHIBIT C

LEGAL DESCRIPTION OF THE 38-ACRE LAND

附件 C

38英亩土地的法律描述

LEGAL DESCRIPTION OF LOT D-1-B-2

OF THE VILLAGES OF AINA LEA, PHASE 1

All of that certain Property being a portion of Royal Patent 5678, Land Commission Award 8521-B, Apana 1 to G.D. Hueu; also being the West portion of Lot D-1-B being a part of a certain subdivision of land found of record as SUB 09-000860, as approved for recordation, Bureau of Conveyances, State of Hawaii, said land situated at Waikoloa, South Kohala, Island, County and State of Hawaii, containing an area of 37.863 acres, more or less, and thus bounded and described as per survey as follows:

Beginning at the Southwest corner of this parcel of land, the coordinates of said point of beginning referred to Government Survey Triangulation Station "PUU HINAI" being 10,127.46 feet North and 19,543.00 feet West and running by azimuths measured clockwise from True South:

1.	**236°00'00"**	**300.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
2.	**319°00'00"**	**184.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
3.	**285°00'00"**	**95.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
4.	**239°00'00"**	**175.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
5.	**319°00'00"**	**80.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
6.	**299°00'00"**	**1434.32**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
7.	**29°00'00"**	**175.43**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;
8.	**352°38'53"**	**65.60**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;
9.	**299°00'00"**	**148.41**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;

LEGAL DESCRIPTION OF LOT D-1-B-2

10. 279°15'00"	**225.96**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;
11. 263°43'36"	**208.49**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;
12. 353°43'36"	**191.79**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;
13. 348°13'55"	**31.04**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;
		Thence along a curve to the left with a radius of 31.00 feet, the chord azimuth and distance being:
14. 234°18'34"	**24.47**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1 ;
		Thence along a curve to the right (cul-de-sac) with a radius of 48.00 feet, the chord azimuth and distance being:
15. 345°54'01.5"	**68.08**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1;
16. 03°50'51"	**9.84**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1 ;
17. 352°00'00"	**196.12**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-B-1 ;
		Thence along a curve to the right, with a radius of 1260.00 feet, the chord azimuth and distance being:
18. 98°05'44"	**899.17**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
19. 119°00'00"	**630.00**	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;

LEGAL DESCRIPTION OF LOT D-1-B-2

		Thence along a curve to the left, with a radius of 840.00 feet, the chord azimuth and distance being:
20. 115°30'00"	102.56	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
21. 112°00'00"	100.00	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
		Thence along a curve to the right, with a radius of 1160.00 feet, the chord azimuth and distance being:
22. 129°00'00"	678.30	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot D-1-A;
23. 146°00'00"	605.00	feet along the remainder of R.P. 5671, L.C. Aw. 8521-B, Apana 1 to G.D. Hueu and Lot A-1-A to the point of Beginning and containing an area of 37.863 Acres, more or less.

Prepared by:
PATTISON LAND SURVEYING INC.
KAILUA-KONA, HAWAII

THOMAS G. PATTISON
LICENSED PROFESSIONAL LAND SURVEYOR
No. 10743
HAWAII U.S.A.

June 28th, 2012
Revised September 18th, 2012

Thomas G. Pattison
Licensed Professional Land Surveyor
Certificate No. 10743 Expires 4/30/2014

EXHIBIT D
LEGAL DESCRIPTION OF THE 1,011-ACRE LAND
附件 D
1011 英亩土地的法律描述

Legals to be updated. Descriptions are prior to D-1-B subdivision

LEGAL DESCRIPTION OF LOT B-1-A

BEING A PORTION OF ROYAL PATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATE OF HAWAII

Beginning at the most Western corner of this parcel of land, being also the most Northern corner of Lot A-1-A, being a portion of Royal Patent 8521-B, Apana 1 to G. D. Hueu and also being along the Southeast side of Queen Kaahumanu Highway, the coordinates of said point of beginning referred to Government Survey Triangulation Station "PUU HINAI" being 11,981.00 feet North and 22,364.26 feet West and thence running by azimuths measured clockwise from true South:

Thence along the Southeast side of Queen Kaahumanu Highway with the following six (6) courses:

Thence along a curve to the left with a radius of 22,820.35 feet, the chord azimuth and distance being:

1. 225°16'03.5" 1558.24 feet

2. 313°18'40" 20.00 feet

Thence along a curve to the left with a radius of 22,840.35 feet, the chord azimuth and distance being:

3. 221°40'13" 1308.02 feet

4. 130°01'46" 20.00 feet

Thence along a curve to the left with a radius of 22,820.35 feet, the chord azimuth and distance being:

5. 216°18'01" 2968.48 feet

6. 212°34'16" 1789.14 feet

Thence along the remainder of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following forty (40) courses:

7. 302°34'16" 2153.80 feet along Lot F-1;

8. 26°05'00" 1004.43 feet along Lot F-1;

LEGAL DESCRIPTION OF LOT B-1-A

9. 291°13'00"	804.01 feet along Lot F-1;
10. 323°23'00"	567.00 feet along Lot F-1;
11. 340°51'00"	177.00 feet along Lot F-1;
12. 289°32'00"	201.83 feet along Lot F-1;
13. 08°06'00"	836.46 feet along Lot D-1-A;

Thence along a curve to the right with a radius of 555.00 feet, the chord azimuth and distance being:

14. 38°00'30"	553.46 feet along Lot D-1-A;
15. 67°55'00"	84.67 feet along Lot D-1-A;

Thence along a curve to the left with a radius of 800.00 feet, the chord azimuth and distance being:

16. 57°14'00"	296.61 feet along Lot D-1-A;
17. 46°33'00"	61.00 feet along lot D-1-A;

Thence along a curve to the right with a radius of 1600.00 feet, the chord azimuth and distance being:

18. 56°05'30"	530.45 feet along Lot D-1-A;
19. 65°38'00"	183.00 feet along Lot D-1-A;

Thence along a curve to the left with a radius of 350.00 feet, the chord azimuth and distance being:

20. 29°25'00"	413.59 feet along Lot D-1-A;
21. 353°12'00"	121.00 feet along Lot D-1-A;

Thence along a curve to the right with a radius of

LEGAL DESCRIPTION OF LOT B-1-A

400.00 feet, the chord azimuth and distance being:

22. 23°18'30" 401.31 feet along Lot D-1-A;

23. 53°25'00" 60.00 feet along Lot D-1-A;

Thence along a curve to the left with a radius of 2000.00 feet, the chord azimuth and distance being:

24. 50°48'30" 182.03 feet along Lot D-1-A;

25. 48°12'00" 200.00 feet along Lot D-1-A;

Thence along a curve to the right with a radius of 1500.00 feet, the chord azimuth and distance being:

26. 52°34'30" 228.85 feet along lot D-1-A;

27. 56°57'00" 430.00 feet along Lot D-1-A;

Thence along a curve to the left with a radius of 2000.00 feet, the chord azimuth and distance being:

28. 51°25'30" 385.12 feet along Lot D-1-A;

29. 45°54'00" 120.00 feet along Lot D-1-A;

Thence along a curve to the right with a radius of 650.00 feet, the chord azimuth and distance being:

30. 54°14'30" 188.60 feet along Lot D-1-A;

31. 62°35'00" 474.00 feet along Lot D-1-A;

Thence along a curve to the left with a radius of 3000.00 feet, the chord azimuth and distance being:

32. 56°53'00" 595.92 feet along lot D-1-A;

LEGAL DESCRIPTION OF LOT B-1-A

33. 51°11'00"	198.00 feet along Lot D-1-A;
	Thence along a curve to the right with a radius of 650.00 feet, the chord azimuth and distance being:
34. 101°47'00"	1004.55 feet along Lot D-1-A, Lot A-1-A and Lot C-1-A;
35. 152°23'00"	493.00 feet along Lot C-1-A;
	Thence along a curve to the left with a radius of 785.00 feet, the chord azimuth and distance being:
36. 141°49'30"	287.68 feet along Lot C-1-A;
37. 221°16'00"	186.96 feet along Lot C-1-A;
38. 149°15'00"	293.01 feet along Lot C-1-A;
39. 164°25'00"	224.65 feet along Lot C-1-A;
	Thence along a curve to the right with a radius of 24,020.35 feet, the chord azimuth and distance being:
40. 46°12'02"	1466.74 feet along Lot C-1-A;
41. 127°38'30"	24.59 feet along Lot C-1-A;
	Thence along a curve to the right with a radius of 470.00 feet, the chord azimuth and distance being:
42. 145°58'21"	295.63 feet along Lot A-1-A;
43. 164°18'12"	405.80 feet along Lot A-1-A;
	Thence along a curve to the left with a radius of 530.00 feet, the chord azimuth and distance being:
44. 150°49'36"	247.03 feet along Lot A-1-A;
45. 227°21'00"	20.00 feet along Lot A-1-A;

LEGAL DESCRIPTION OF LOT B-1-A

46. 137°21'00" 280.26 feet along Lot A-1-A to the point of beginning and containing an area of 628.316 acres, more or less.

Prepared by:
PATTISON LAND SURVEYING INC.
KAILUA-KONA, HAWAII

DATED: December 28th, 2009

THOMAS G. PATTISON LICENSED PROFESSIONAL LAND SURVEYOR No. 10743 HAWAII U.S.A.

12/28/09

THOMAS G. PATTISON
Licensed Professional Land Surveyor
Certificate Number 10743, expires 4/30/2010

LEGAL DESCRIPTION OF LOT D-1-A

BEING A PORTION OF ROYAL PATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATE OF HAWAII

Beginning at the Southwest corner of this parcel of land, being also the South corner of Lot B-1-A, being a portion of Royal Patent 8521-B, Apana 1 to G. D. Hueu, the coordinates of said point of beginning referred to Government Survey Triangulation Station "PUU HINAI" being 10,332.75 feet North and 19,878.82 feet West and thence running by azimuths measured clockwise from true South:

Thence along Lot B-1-A, being a portion of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following twenty-two (22) courses:

Thence along a curve to the left with a radius of 650.00 feet, the chord azimuth and distance being:

1. 261°04'34" 647.89 feet

2. 231°11'00" 198.00 feet

Thence along a curve to the right with a radius of 3000.00 feet, the chord azimuth and distance being:

3. 236°53'00" 595.92 feet

4. 242°35'00" 474.00 feet

Thence along a curve to the left with a radius of 650.00 feet, the chord azimuth and distance being:

5. 234°14'30" 188.60 feet

6. 225°54'00" 120.00 feet

Thence along a curve to the right with a radius of 2000.00 feet, the chord azimuth and distance being:

7. 231°25'30" 385.12 feet

8. 236°57'00" 430.00 feet

LEGAL DESCRIPTION OF LOT D-1-A

Thence along a curve to the left with a radius of 1500.00 feet, the chord azimuth and distance being:

9. 232°34'30" 228.85 feet

10. 228°12'00" 200.00 feet

Thence along a curve to the right with a radius of 2000.00 feet, the chord azimuth and distance being:

11. 230°48'30" 182.03 feet

12. 233°25'00" 60.00 feet

Thence along a curve to the left with a radius of 400.00 feet, the chord azimuth and distance being:

13. 203°18'30" 401.31 feet

14. 173°12'00" 121.00 feet

Thence along a curve to the right with a radius of 350.00 feet, the chord azimuth and distance being:

15. 209°25'00" 413.59 feet

16. 245°38'30" 183.00 feet

Thence along a curve to the left with a radius of 1600.00 feet, the chord azimuth and distance being:

17. 236°05'30" 530.45 feet

18. 226°33'00" 61.00 feet

Thence along a curve to the right with a radius of 800.00 feet, the chord azimuth and distance being:

19. 237°14'00" 296.61 feet

LEGAL DESCRIPTION OF LOT D-1-A

20. 247°55'00" 84.67 feet

Thence along a curve to the left with a radius of 555.00 feet, the chord azimuth and distance being:

21. 218°00'30" 553.46 feet

22. 188°06'00" 836.46 feet

Thence along Lot F-1, being a portion of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following fifteen (15) courses:

23. 289°32'00" 61.17 feet

24. 185°07'00" 197.00 feet

25. 253°57'00" 168.00 feet

26. 302°34'00" 391.00 feet

27. 312°12'00" 484.00 feet

28. 299°34'00" 685.00 feet

29. 11°54'00" 233.00 feet

30. 292°11'00" 295.00 feet

31. 301°19'00" 479.00 feet

32. 328°19'00" 50.70 feet

33. 295°40'00" 530.39 feet

34. 34°56'00" 895.00 feet

35. 98°07'00" 468.00 feet

LEGAL DESCRIPTION OF LOT D-1-A

36. 108°39'00" 228.06 feet

37. 34°56'00" 5267.53 feet

Thence along Lot A-1-A, being a portion of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following three (3) courses:

38. 34°56'00" 742.53 feet

39. 122°10'00" 2242.24 feet

40. 146°00'00" 669.45 feet

Thence along Lot D-1-B, being a portion of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following twenty-eight (28) courses:

Thence along a curve to the left with a radius of 1160.00 feet, the chord azimuth and distance being:

41. 309°00'00" 678.30 feet

42. 292°00'00" 100.00 feet

43. 295°30'00" 102.56 feet

44. 299°00'00" 630.00 feet

Thence along a curve to the left with a radius of 1260.00 feet, the chord azimuth and distance being:

45. 263°30'00" 1463.37 feet

46. 228°00'00" 730.00 feet

Thence along a curve to the left with a radius of

LEGAL DESCRIPTION OF LOT D-1-A

960.00 feet, the chord azimuth and distance being:

47.	210°30'00"	577.36 feet
48.	193°00'00"	64.14 feet
49.	73°00'00"	381.00 feet
50.	77°30'00"	375.00 feet
51.	30°00'00"	427.00 feet
52.	60°30'00"	97.00 feet
53.	100°00'00"	85.13 feet
54.	125°30'00"	94.05 feet
55.	75°06'00"	60.00 feet

Thence along a curve to the right with a radius of 330.00 feet, the chord azimuth and distance being:

56.	183°39'00"	209.97 feet
57.	91°00'00"	121.85 feet
58.	65°30'00"	271.95 feet
59.	318°30'00"	92.00 feet
60.	350°00'00"	95.00 feet
61.	36°00'00"	99.00 feet
62.	74°00'00"	104.00 feet
63.	119°00'00"	1782.00 feet

LEGAL DESCRIPTION OF LOT D-1-A

64. 139°00'00"	80.00 feet
65. 59°00'00"	175.00 feet
66. 105°00'00"	95.00 feet
67. 139°00'00"	184.00 feet
68. 56°00'00"	300.00 feet
69. 121°26'17.5"	393.60 feet to the point of beginning and containing an area of 383.033 acres, more or less.

Prepared by:
PATTISON LAND SURVEYING INC.
KAILUA-KONA, HAWAII

DATED: June 26th, 2009

THOMAS G. PATTISON ★ LICENSED PROFESSIONAL LAND SURVEYOR No. 10743 ★ HAWAII, U.S.A.

6/26/09

THOMAS G. PATTISON
Licensed Professional Land Surveyor
Certificate Number 10743, expires 4/30/2010

EXHIBIT E

ESCROW ACCOUNT INFORMATION

附件 E

托管账户描述

OLD REPUBLIC TITLE & ESCROW OF HAWAII

75-5722 Kuakini Highway, Suite 108 • Kailua-Kona HI • 96740 • (808) 327-3700 • FAX (866) 745-2082

WIRING INSTRUCTIONS

Wire information for Old Republic Title & Escrow of Hawaii, Ltd. for the above address:

First Hawaiian Bank
999 Bishop Street
Honolulu, HI 96813

Federal routing number 121301015

Credit to the account of Old Republic Title & Escrow of Hawaii, Ltd.

Account Number 01115758

For credit to Escrow Number

Please contact your Escrow Officer when you have originated your wire to insure proper credit. You will need to reference your escrow number and the exact amount of the wire you have sent when contacting escrow.

PLEASE CONTACT YOUR ESCROW OFFICER IF YOU RECEIVE NOTICE OF A CHANGE TO THESE WIRE INSTRUCTIONS.

ON-LINE BANKING TRANSFERS ARE NOT ALL THE SAME.

"Electronic Funds Transfer" is a generic term for funds transfers, one of which is an ACH Transfer. On-line banking transfers are often completed through an ACH Transfer, not a Wire Transfer. Old Republic Title & Escrow of Hawaii, Ltd. rejects all ACH Transfers and returns the funds to the sender (Government Entities/Agencies excluded.) Close of Escrow may be significantly delayed as a result of an ACH Transfer.

OLD REPUBLIC TITLE & ESCROW OF HAWAII, LTD. DOES NOT AUTHORIZE FUNDS TO BE DEPOSITED DIRECTLY INTO OUR ACCOUNT AT FIRST HAWAIIAN BANK LOCAL BRANCH LOCATIONS.

Funds deposited directly into an account of Old Republic Title & Escrow of Hawaii, Ltd. at First Hawaiian Bank branches are subject to verification. Verification of unauthorized deposits is not immediate or automated following deposit. Delay in credit of funds to an escrow and delay in Close of Escrow may result.

If you want to transfer funds by Wire Transfer from a non-United States financial institution, or have questions with regard to acceptable funds, please contact your Escrow or Title Officer immediately.

Schedules
附表

SCHEDULE 3.2

CERTIFIED SHAREHOLDER LIST;

PROVIDED TO PURCHASER ON OR ABOUT OCTOBER 30, 2014 AS PART OF THE DUE DILIGENCE MATERIALS

BALANCE SHEET

Schedule 3.3

Preemptive Rights or Rights of First Refusal

None.

SCHEDULE 3.8

LITIGATION

DW Aina Le'a Development, LLC v. State of Hawaii Land Use Commission

On December 9, 2008 the Hawaii State Land Use Commission issued an Order to Show Cause for Bridge Aina Le'a LLC, owner of the property to prove the land was being developed in accordance with the representation and not held as land speculator. Bridge sold the land to DW Aina Le'a Development, LLC without disclosure of the Oder to Show Cause. In September 2009 the Hawaii State Land Use Commission withdrew its Order to Show Cause and approved DW Aina Le'a Development LLC as the developer of the urban property.

On April 25, 2011, the Hawaii State Land Use Commission reclassified (rezoned) 1,060 of the 1,099 acres of land of the Aina Le'a Project from urban to agricultural as a sanction after it asserted that DW and Bridge, DW's predecessor in interest, failed to comply with certain conditions, including failing to construct not less than 385 "affordable housing" units by November 17, 2010.

The Company is a party to this lawsuit as a successor in interest to DW as a result of its acquisition of Phase 1 and the suspended PSA to acquire the remaining land upon which the Villages has been planned and entitled.

On May 24, 2011, DW filed an amended notice of appeal and on May 12, 2011 Bridge filed a notice of appeal for administrative appeals in state court, seeking a reversal of the April 25, 2011 Hawaii State Land Use Commission order reversing the subject land from the Hawaii State Land Use Urban Classification to the Hawaii State Land Use Agriculture Classification. After briefing and oral argument, the Circuit Court issued Findings of Fact and Conclusions of Law, and Order Reversing and Vacating the State of Hawaii Land Use Commission's Final Order. *See DW Aina Lea Dev. LLC v. State of Hawaii Land Use Commission, No. 11--1-0112K* (Haw. Third Cir. Mar. 6, 2012). The Circuit Court concluded that the Hawaii State Land Use Commission had exceeded had its authority and jurisdiction in making its order to revert the land use classification of the property to agricultural, that the order was based on unlawful procedures, was affected by other errors of law, was clearly erroneous in view of the reliable, probative and substantive evidence as shown in the record, was arbitrary or capricious and characterized by abuse of discretion or clearly unwarranted exercise of discretion, violated the due process rights of appellants and also violated appellants' equal protection rights under the US Constitution and the Hawaii State Constitution. The Circuit Court also directed the Hawaii State Land Use Commission to take further action consistent with the court's decision and entered a judgment in favor of DW and Bridge based on its findings.

On March 16, 2012, the State of Hawaii moved to amend The Circuit Court's Findings of Fact and Conclusions of Law, and Order Reversing and Vacating the State of Hawaii Land Use Commission's Final Order so that the Hawaii State Land Use Commission would not have to take any additional action to make the court's decision effective. The Circuit Court granted the State's motion and on June 15, 2012 entered Amended Findings of Fact and Conclusions of Law, and Order Reversing and Vacating the State of Hawaii Land Use Commission's Final Order ("Amended Final Judgment"). The Amended Final Judgment declares that the Hawaii State Land Use Commission Final Order, the Order to Show Cause and all other orders issued by the Hawaii State Land Use Commission inconsistent with the court's decision are rescinded and voided.

On July 11, 2012, the State of Hawaii filed an appeal to the Circuit Courts Amended Final Judgment. The appeal seeks reversal of the Amended Final Judgment. The Intermediate Court of Appeals has transferred the case to the Supreme Court of the State of Hawaii. The Supreme Court heard oral arguments on June 25, 2014 and focused on the issue at law, i.e. had the Company substantially commenced its construction of the affordable townhomes. The Company believes that the Court will confirm that the Company has met the test of substantial commencement of the project and will confirm the District Court Order reinstating urban zoning for the development. The Court is expected to render a decision in 2-4 months from the date of the oral arguments.

Mauna Lani Resort Association v. County of Hawaii, et.al.

The Company, by virtue of its land acquisition and its suspended PSA on the remainder of the land related its real estate

development, is party to a lawsuit wherein its former parent company, DW is a named defendant in *Mauna Lani Resort Association v. County Planning Department of Hawaii, et. al. (Circuit Court of the third Circuit State of Hawaii, Civil No. 11-01-005K* ("Mauna Lani Lawsuit"). The plaintiff's cause of action is for declaratory and injunctive relief and alleges that the County of Hawaii in its review of the Environmental Impact Statement (EIS) that was prepared in 2010 to address the environmental impact of the Villages development, failed to consider the full area that might be developed in the future as a result of a joint development agreement amongst DW and Bridge Aina Le'a, LLC whose land is adjacent to the Villages development, and as a result the County of Hawaii in its review of the EIS failed to consider the full area that might be developed and did not address the likely impacts to the beaches at the Mauna Lani resort. The matter was heard by the Circuit Court of Hawaii on February 11, 2013. On March 28, 2013 the court remanded the matter back to the planning department to determine whether the project was a segment of a larger project or whether there were cumulative impacts which were not fully analyzed. The court denied compensation or legal fees for Mauna Lani Resort Association. In connection with its finding, the court issued a tolling order preventing the Company from further development of the Villages property (including Phase 1) until the County completed this analysis. The Company has commenced a supplemental environmental impact statement and on May 23, 2014 the County confirmed the Company's permits and confirmed it will issue certificates of occupancy for Phase I of the project.

Goodfellow Bros.

During the year ended March 31, 2012 the Company became involved in a legal dispute over bonus and standby amounts due as well as the amount of work completed by Goodfellow Bros. Inc. ("GBI"), an infrastructure contractor involved in its real estate development. The matter was heard by an arbitrator on June 23, 2012, who found in favor of GBI. Subsequently, GBI, filed for and received an order from the Circuit Court on January 2, 2013 to confirm the arbitration award as a judgment against Aina Le'a, LLC, DW, and Relco, and as well as attorneys' fees and costs in the amount of $2,849,212. The company has paid $772,048 to GBI, resulting in a balance of $2,077,164 as of March 31, 2013, respectively. The Company has entered into settlement discussions and has appealed the judgment and the appeal is to be heard in calendar year 2014. The parties have executed a written settlement agreement whereby the Company will pay GBI $522,000 in cash. GBI will complete the intersection plans and permits and DW will deposit 200,000 common shares of the Company in escrow to be sold with the first $1.5 million of the sales proceeds to be paid to GBI and the balance returned to DW. The Company's CEO has personally guaranteed the GBI receipts from the stock sale.

ROBERT S. HOLLAND
ATTORNEY AT LAW
RHLAWHAWAII.COM
A LIMITED LIABILITY LAW COMPANY

PIONEER PLAZA, SUITE 1600 · 900 FORT STREET MALL
HONOLULU, HAWAII 96813 · TELEPHONE: (808) 538-7434
FAX: (808) 538-3189 · E-MAIL: rh@rhlawhawaii.com

September 18, 2012

Aina Le'a LLC
Attn: Joe Bennett
68-4742 Queen Kaahumanu Hwy.
Kamuela, Hawaii 96743

RE: Bluescope Water Solutions
vs. Aina Le'a LLC

Dear Mr. Bennett:

Please be advised that this office represents Bluescope Water Solutions concerning the above past due account. The outstanding balance due my client totals $58,399.00.

Demand is hereby made for payment in full of the outstanding balance. Please note that my client requires all further communication and payments be addressed to my office with checks made payable to ROBERT S. HOLLAND, ESQ., Attorney for Bluescope Water Solutions. If this debt is disputed or if there are any questions, please contact my office.

This is an attempt to collect a debt. Any information obtained as a result of or in connection with this communication will be used for that purpose. Unless you notify this office within thirty (30) days after receiving this notice that you dispute the validity of this debt or any portion thereof, this office will assume that the debt is valid. If you notify this office within thirty (30) days after receiving this notice that the debt or any portion thereof is disputed, this office will obtain verification of the debt or a copy of a Judgment against you and will mail you a copy of such verification and/or Judgment. This office will provide you with the name and address of the original creditor, if different from the current creditor, if you request such information within thirty (30) days after receiving this notice.

Very truly yours,

Robert S. Holland

FILED

ROBERT S. HOLLAND #4238
900 Fort Street, Suite 1600
Honolulu, Hawaii 96813
Telephone No. 538-7434

Attorney for Plaintiff

2014 FEB -7 AM 8:01

HENRIETTA CHONG, CLERK
THIRD CIRCUIT COURT

IN THE CIRCUIT COURT OF THE THIRD CIRCUIT

STATE OF HAWAII

RANSTAD PROFESSIONALS US, LP dba TATUM Plaintiff, vs. AINA LE'A, INC. Defendant.	Civil No. 14-1-059K Complaint; Exhibit "1"; Summons

COMPLAINT

Comes now Plaintiff above named, by its attorney, and for its complaint against Defendant above named, alleges, as follows:

1. Plaintiff RANSTAD PROFESSIONALS US, LP dba TATUM is a corporation duly incorporated and existing under the laws of the State of Delaware .

2. Defendant AINA LE'A, INC., is at all times relevant to this case, a corporation duly incorporated and existing under the laws of the State of Delaware, with offices in the Waikoloa, Hawaii.

3. Pursuant to the Defendant's request, Plaintiff provided temporary professional services.

4. As of December 24, 2013, a principle balance due of $45,415.17 remains due and owing from the Defendant to the Plaintiff for the above referenced services as

I hereby certify that this is a full, true and correct copy of the original on file in this office.

Clerk, Third Circuit Court, State of Hawaii

shown in the statement of account attached hereto as Exhibit "1".

5. As of this date, payment of the above remaining balance has not been made despite Plaintiff's repeated demands.

WHEREFORE, Plaintiff demands judgment against the above named Defendant in the principle amount of $45,415.17 together with pre and post judgment as allowed by law, reasonable attorney's fees, costs of court, and any other relief the Court deems just.

DATED: Honolulu, Hawaii, 2/5/14.

ROBERT S. HOLLAND
Attorney for Plaintiff

Customer Name	Customer ID	Region	Department ID	Market	Terms	Age	Invoice Date	Invoice	Balance Amount
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	403	Nov 4, 2012	11310464	$1,175.17
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	403	Nov 4, 2012	11310466	$2,528.00
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	403	Nov 4, 2012	11310468	$4,266.00
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	403	Nov 4, 2012	11322895	$3,950.00
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	396	Nov 11, 2012	11341849	$3,239.00
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	389	Nov 18, 2012	11360513	$3,239.00
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	382	Nov 25, 2012	11376345	$5,056.00
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	375	Dec 2, 2012	11396595	$2,054.00
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	361	Dec 16, 2012	11433311	$3,002.00
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	354	Dec 23, 2012	11451093	$3,871.00
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	347	Dec 30, 2012	11466931	$3,713.00
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	340	Jan 6, 2013	11482549	$4,582.00
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	326	Jan 20, 2013	11521082	$3,871.00
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	319	Jan 27, 2013	11539650	$711.00
'Aina Le'a Inc.	356420	Tatum West	200690	TATM AFS Orange County	Net 10 Days	312	Feb 3, 2013	11558124	$158.00
								Subtotal:	**$45,415.17**
								Grand Total	**$45,415.17**

100010

EXHIBIT "1"

IN THE CIRCUIT COURT OF THE THIRD CIRCUIT

STATE OF HAWAII

RANSTAD PROFESSIONALS US, LP dba TATUM Plaintiff, vs. AINA LE'A, INC. Defendant.	)	Civil No. __________ Summons

SUMMONS

STATE OF HAWAII
To the above-named Defendant:

You are hereby summoned and required to file with the court and serve upon ROBERT S. HOLLAND, Esq., Plaintiff's attorney, whose address is 900 Fort Street, Suite 1600, Honolulu, Hawaii, 96813, an answer to the Complaint which is herewith served upon you, within twenty (20) days after service of this summons upon you, exclusive of the day of service. If you fail to do so, judgment by default will be taken against you for the relief demanded in the Complaint.

This summons shall not be personally delivered between 10:00 p.m. and 6:00 a.m. on premises not open to the general public, unless a judge of the above-entitled court permits, in writing on this summons, personal delivery during those hours.

Failure to obey this summons may result in an entry of default and default judgment against the disobeying person or party.

DATED Kealakekua, Hawaii, FEB - 7 2014.

Henrietta Chong (Seal)

CLERK OF THE ABOVE-ENTITLED COURT

SCHEDULE 3.9

COMPLIANCE

No Issues.

SCHEDULE 3.11
BROKERS AND FINDERS

Regus Center Metropolis Tower 7/F Suite 708
No. 2 Haidian Dong San Street Haidian District
Beijing, P. R. China 100080

Phone +86 10 6260 2276
Facsimilie +86 10 6260 2201
Web www.uhy-us.com

中国 北京市海淀区 海淀东三街2号
欧美汇大厦7层708室 邮编:100080

电话 +86 10 6260 2276
传真 +86 10 6260 2201
www.uhy-us.com

July 2, 2014

Mr. Robert Wessels
President and CEO
Aina Le'a, Inc.
69-201 Waikoloa Beach Drive, Ste 2617
Waikoloa, HI 96738

Dear Mr. Wessels,

We are pleased to confirm the arrangements under which UKW Advisors China Co., Ltd. ("UKW China") is engaged by Aina Le'a Inc. ("Aina Le'a" or the "Company") as financial advisor during the term of this engagement letter agreement ("Agreement") to identify business partners in China to Aina Le'a with respect to a potential debt or equity investment in the Company (any such investment, a "Transaction"). This Agreement is intended to serve as the basis for our relationship to provide the services outlined in the paragraphs and pages to follow.

#1 – FEES
In consideration of UKW China's agreement to provide the services as described in the foregoing section, the Company agrees to compensate UKW China ("Fee") as outlined below:

- Phase I – Prior to receipt of a Letter of Intent ("LOI"), UKW China will incur hours at hourly rates up to a maximum of $25,000 related to creating a comprehensive information package in PowerPoint ("PPT") in Chinese and English, and presenting/explaining the PPT to interested parties in China. The Phase I fee shall be netted against the first Phase II fee that may be owed by the Company to UKW China pursuant to the following paragraph. If no transaction is closed, Phase I fee is non-refundable.

- Phase II – UKW China will incur hours at hourly bill rates on an "as needed" basis to contact, coach Aina Le'a management on the management presentations, participate in management presentations, facilitate communication, documentation and data flow between Aina Le'a and Chinese companies. UKW China's total Phase II fees for providing such services will be capped at 8% upon closing of Total Transaction-related investments, inclusive of hourly fees incurred to date and will be billed upon completion of the Transaction.

Regus Center Metropolis Tower 7/F Suite 708
No. 2 Haidian Dong San Street Haidian District
Beijing, P. R. China 100080

Phone +86 10 6260 2276
Facsimilie +86 10 6260 2201
Web www.uhy-us.com

中国 北京市海淀区 海淀东三街2号
欧美汇大厦7层708室 邮编:100080

电话 +86 10 6260 2276
传真 +86 10 6260 2201
www.uhy-us.com

Any outstanding fees will be paid at each closing of Transaction-related investments. UKW China makes no guarantee that a successful closing will occur. The Company shall have no obligation to accept any proposal brought forth by UKW China or to close any transaction under this Agreement.

#2 – EXPENSES
The Company agrees to reimburse UKW China for all reasonable and customary out of pocket expenses incurred during the Term directly in connection with this engagement, regardless of whether a Transaction is consummated. Such out of pocket expenses will be invoiced monthly and payable upon receipt of UKW China's invoice. All expenses must be approved before being incurred.

#3 – TERM / SURVIVAL
The term of this Agreement shall be for a period of twelve (12) months from the date of this Agreement ("Term"), provided that either party may terminate this Agreement, except for the Surviving Provisions (as hereinafter defined), at any time after ninety (90) days from the Execution Date (the "Early Termination") by giving the other party at least thirty (30) days prior written notice of such Early Termination. Notwithstanding any termination or expiration of the Agreement, the provisions of Expenses, Term/Survival, Post Termination Fees, Indemnification, Advertisements, Notices and General Provisions shall survive the termination or expiration of this Agreement (collectively the "Surviving Provisions").

#4 – POST-TERMINATION FEES
In addition to the fees payable under the Fees section above, UKW China shall be paid the Phase II Fee as outlined in the Fees section above upon the closing of a Transaction with an Investor, if such Transaction is agreed upon or consummated between the Company or any affiliate or subsidiary of the Company and an Investor or any affiliate or subsidiary of an Investor, within 12 months after the date of the first to occur of the termination or expiration of this Agreement. For purposes of the foregoing sentence, an Investor shall be considered an Investor only if UKW China and its affiliates have had "Substantial Contact" with the Investor regarding the Transaction and included the Investor on a written list of Investors provided by UKW China to the Company on or before the date which is ten (10) days after the termination or expiration of this Agreement in accordance with the notice provisions of this Agreement. The term "Substantial Contact" shall mean that UKW China has determined that the Investor is financially qualified to invest in the Company, has contacted the Investor to verify that the Investor is interested in exploring investment in the Company, and has supplied the Investor with materials describing the Company.

#5 – INDEMNIFICATION

Regus Center Metropolis Tower 7/F Suite 708
No. 2 Haidian Dong San Street Haidian District
Beijing, P. R. China 100080

Phone +86 10 6260 2276
Facsimilie +86 10 6260 2201
Web www.uhy-us.com

中国 北京市海淀区 海淀东三街2号
欧美汇大厦7层708室 邮编:100080

电话 +86 10 6260 2276
传真 +86 10 6260 2201
www.uhy-us.com

The Company agrees to hold UKW China and its respective employees, officers, directors, successors and assigns harmless from and against all claims, liability, loss, costs or expenses, whether known or unknown, which any of such parties may suffer or for which become liable as a result of, or in connection with, the performance of this Agreement including, but not limited to, reasonable attorney fees; provided, however, that UKW China shall not be indemnified nor held harmless with respect to any liability, claim, loss, costs or expenses including, but not limited to, reasonable attorney fees arising out of UKW China's gross negligence or intentional wrongful acts or omissions.

#6 – LIMITATION OF LIABILITY
UKW China's professional responsibility shall be limited to those facts within its actual knowledge. UKW China and any of its partners, employees, agents, officers, directors, affiliates, subsidiaries, shareholders, successors, heirs or assigns shall not be liable for any loss or damage except such as is a result of or attributable to UKW China's gross negligence, breach of any material provision of this Agreement or willful misconduct. UKW China will in no case be liable for special, incidental, consequential, punitive or exemplary damages, including lost profits or lost savings, whether or not such are foreseeable or UKW China has been advised of the possibility of such damage. Under no circumstances shall UKW China's liability, if any, under or in relation to this Agreement and the engagement and services hereunder exceed the lesser of the UKW China's Fees earned or Fifty Thousand Dollars ($50,000) under this Agreement.

#7 – ADVERTISMENT
The Company agrees that UKW China shall have the right, subsequent to the closing of any Transaction, to place advertisements at its own cost in financial and other newspapers and journals describing its services hereunder, provided that UKW China will submit a copy of any such advertisements to the Company for its approval, which approval shall not be unreasonably withheld or delayed.

#8 – GOVERNING LAW
The parties acknowledge that UKW China shall perform its obligations under this Agreement in the Great China Region, including the mainland China, Hong Kong and Taiwan. Notwithstanding the foregoing, this Agreement and all services rendered hereunder shall be governed, construed, and enforced by the laws of the State of New York, without the need to resort to principles of conflicts of laws. New York law shall apply to any legal proceeding that shall be instituted in any way arising out of this Agreement, any obligations contained or allegedly contained herein, and all services rendered touching or relating in any way to the obligations of this Agreement. The parties hereby irrevocably consent to the exclusive jurisdiction of the courts (both trial and appellate) located in New York, New York in connection with any and all suits, actions or other proceedings arising out of or in relation to this Agreement, and the parties hereby waive any claim of forum inconvenience.

Regus Center Metropolis Tower 7/F Suite 708
No. 2 Haidian Dong San Street Haidian District
Beijing, P. R. China 100080

Phone +86 10 6260 2276
Facsimilie +86 10 6260 2201
Web www.uhy-us.com

中国 北京市海淀区 海淀东三街2号
欧美汇大厦7层708室 邮编:100080

电话 +86 10 6260 2276
传真 +86 10 6260 2201
www.uhy-us.com

#9 – DISPUTE RESOLUTION

Any dispute arising under this engagement including, without limitation, any dispute relating to the scope, nature or quality of services performed by us, but excluding, however, each, if any, dispute relating to fee matters or reimbursable expense matters (the provisions of this paragraph not being applicable to any such dispute relating to fee matters or reimbursable expense matters), shall be submitted to mediation. A third party who, in the good faith judgment of each party to this engagement letter, is competent and impartial and is acceptable to each party to this engagement letter, in the exercise of good faith judgment, shall be appointed to mediate any such dispute subject to mediation under this paragraph. Each party to the dispute shall pay an equal portion of the appointed mediator's reasonable fees and reasonable expenses. No lawsuit shall be commenced by any party with respect to any such dispute until at least sixty (60) days after such appointed mediator's first meeting with parties. If any such dispute results in litigation between the parties, in the event that the non-prevailing party to such litigation is held not to have participated in good faith in the mediation process in accordance with the preceding provisions of this paragraph, the prevailing party shall be authorized to recover from such non-prevailing party, in addition to all other lawfully recoverable amounts, all reasonable costs, inclusive of costs of court and reasonable attorneys' fees, incurred by the prevailing party in such litigation.

#10 – GENERAL PROVISIONS

- Confidentiality – UKW China agrees that it will keep information related to the Company and a potential Transaction confidential and that it will not be disclosed or used by UKW China other than in connection with a Transaction.
- Severability – If any portion of the letter agreement shall be determined to be invalid or unenforceable, the Company and UKW China each agree that the remainder shall be valid and enforceable to the maximum extent possible.
- Entire Agreement – All of the above contains the entire understanding of the parties relating to the services to be rendered by UKW China and may not be amended or modified in any respect except in writing signed by the parties.
- Work Product – All work product prepared by UKW China hereunder is deemed as UKW China's property. The Company agrees not to misrepresent any such work product as an endorsement by UKW China or to misrepresent any non-final versions of such work product as a final version.

#11 – NOTICES

All notices required or permitted to be delivered under this letter agreement shall be sent, if to UKW China, to the address set forth at the head of this letter, to the attention of the undersigned, and if to the Company, to the address for the Company set forth above to the attention of the addressee, or to such

Regus Center Metropolis Tower 7/F Suite 708
No. 2 Haidian Dong San Street Haidian District
Beijing, P. R. China 100080

Phone +86 10 6260 2276
Facsimilie +86 10 6260 2201
Web www.uhy-us.com

中国 北京市海淀区 海淀东三街2号
欧美汇大厦7层708室 邮编:100080

电话 +86 10 6260 2276
传真 +86 10 6260 2201
www.uhy-us.com

other name or address as may be given in writing to the other party. All notices under the agreement shall be delivered by facsimile or overnight mail. Any notice shall be deemed given only upon actual receipt.

If you are in agreement with this letter, please sign in the space provided and return to my office. We will commence services upon receipt of the engagement letter.

We thank you for considering our firm and look forward to working with you on this important matter.

Very truly yours,

UKW ADVISORS CHINA CO., LTD.

Ms. Melanie Chen, Director

AGREED TO AND ACCEPTED BY **AINA LE'A INC.**

Mr. Robert Wessels, President & CEO

Date: 7/2/14

SCHEDULE 3.13

ULF OWNERS PROVIDED TO PURCHASER ON OR ABOUT OCTOBER 31, 2014 AS PART OF THE DUE DILIGENCE MATERIALS

SCHEDULE 3.14

INTELLECTUAL PROPERTY

There are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property Rights of the Company.

SCHEDULE 3.19

REGISTRATION RIGHTS

Under the terms of the Company's 2012 Private Placement of Shares whereby ULF holders contributed there ULF interests in exchange for Shares, the company agreed to file a registration statement, registering such shares. The registration statement has not yet been filed.